                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                          FILED BY THE REGISTRANT [X]
                FILED BY A PARTY OTHER THAN THE REGISTRANT [_]
                          CHECK THE APPROPRIATE BOX:
                        [_] PRELIMINARY PROXY STATEMENT
                        [X] DEFINITIVE PROXY STATEMENT
                      [_] DEFINITIVE ADDITIONAL MATERIALS
      [_] SOLICITING MATERIAL PURSUANT TO (S) 240.a-11(c) OR (S) 240.a-12
  [_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-
                                   6(e)(2))

                              ZWEIG SERIES TRUST
    (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER AND PERSON FILING PROXY
                                  STATEMENT)

Payment of Filing Fee (Check the appropriate box):
[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[_] $500 per each party of the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)Title of each class of securities to which transaction applies:
    2)Aggregate number of securities to which transaction applies:
    3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    4)Proposed maximum aggregate value of transaction:
    5)Total fee paid:
[X] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)Amount Previously Paid:
    2)Form, Schedule or Registration Statement No.:
    3)Filing Party:
    4)Date Filed:

                              ZWEIG SERIES TRUST
                         5 HANOVER SQUARE--17TH FLOOR
                           NEW YORK, NEW YORK 10004

                                                              February 16, 1996

Dear Shareholder:

  We are pleased to invite you to a Special Meeting of Shareholders of Zweig Series Trust to be held on April 19, 1996.

  The purpose of the meeting is to approve a unified modernization program which will allow the Trust to adapt rapidly to changing market, economic and regulatory events. In addition to voting on reclassifying and amending certain fundamental investment policies and considering a name change of the Government Securities Series, the Trust is seeking to change its domicile from Massachusetts to Delaware.

  Most publicly-traded companies are not organized in the state in which their headquarters are located, but rather are organized in a state which is conducive to the legal needs of the company. Mutual funds are no different. In recent years a number of mutual funds have reorganized as Delaware business trusts to minimize operating expenses and to have various operational flexibilities which are favorable to mutual funds. Your Fund would like to do the same and is seeking your vote for approval of a new organizational structure as a Delaware business trust.

  After reviewing each matter carefully, the Board of Trustees unanimously recommends that you vote FOR each of the proposals.

  Your vote is important, regardless of the number of shares you own. Detailed information about the proposals and the reasons for them are contained in the proxy statement. Please take the time to review this material, cast your vote on the enclosed Proxy Card and return the Proxy Card in the enclosed postage-paid envelope.

  The Trust is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications reminding you to exercise your right to vote.

  Thank you very much for your assistance.

                                          Sincerely,

                               [SIGNATURE OF EUGENE J. GLASER APPEARS HERE]
                                          Eugene J. Glaser
                                          Chairman and Chief Executive Officer

                              ZWEIG SERIES TRUST
                         5 HANOVER SQUARE--17TH FLOOR
                           NEW YORK, NEW YORK 10004

To the Shareholders:

  Notice is hereby given that a Special Meeting (including any adjournments thereof, the "Meeting") of the Shareholders (the "Shareholders") of Zweig Series Trust, a Massachusetts business trust (the "Trust"), will be held at the offices of the Trust, 5 Hanover Square, 17th Floor, New York, New York, at 10:00 a.m., on April 19, 1996, to consider a program, unanimously recommended by the Board of Trustees, that would promote the ability of the Trust to adapt to possible future economic, market and regulatory changes without the expense and delay of costly additional Shareholders' meetings, while preserving the basic investment characteristics and management style of the Trust. Separate proxy documents that omit material relating to Proposals FOUR through SIXTEEN, which do not apply to Zweig Cash Fund, are being sent to Shareholders of Zweig Cash Fund.

  As part of this program, Shareholders of Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets and Government Securities Series (collectively, the "Series") will be asked:

  A. To consider and act upon the following proposals:

    1. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants to the Trust;

    2. To approve a plan providing for the conversion of the Trust into a Delaware business trust (which will also have the effect of changing the name of Government Securities Series to Zweig Government Fund);

    3. To authorize the Trustees to adopt a Pooled Fund Structure without additional authorization from the Shareholders;

    4. To amend the fundamental policy of all Series concerning investments in securities of investment companies and to reclassify the policy as non-fundamental;

    5. .To amend the fundamental policy of all Series concerning the issuance of senior securities;

    6. To amend the fundamental policy of all Series concerning the purchase of securities of issuers in the same industry;

    7. To amend the fundamental policy of all Series concerning diversification of portfolio securities;

    8. To reclassify as non-fundamental the fundamental policy of all Series concerning investments made for the purpose of exercising control over or management of the issuer;

    9. To reclassify as non-fundamental the fundamental policy of all Series concerning investments made on a joint or a joint and several basis in any trading account in securities;

    10 .To reclassify as non-fundamental the fundamental policy of all Series concerning the purchase of securities on margin and to amend certain language;

    11. To reclassify as non-fundamental the fundamental policy of all Series concerning the purchase of securities of an issuer if one or more trustees or officers of the Trust or officers of its investment manager individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer;

    12. To reclassify as non-fundamental the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series concerning investments in an issuer with a limited operating history;

    13. To reclassify as non-fundamental the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series concerning short sales of securities;

    14. To reclassify as non-fundamental the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series concerning investments in warrants;

    15. To reclassify as non-fundamental the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series concerning the purchase of illiquid securities and to amend certain language; and

    16. To amend the fundamental policy of Government Securities Series concerning current return and to reclassify certain language as non-fundamental; and

  B. To transact such other business as may properly come before the Meeting.

  The Board of Trustees has fixed the close of business on February 9, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Trustees
                                          Eugene J. Glaser
                                          Chairman and Chief Executive Officer

February 16, 1996

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                              ZWEIG SERIES TRUST
                  5 HANOVER SQUARE, NEW YORK, NEW YORK 10004

                               -----------------
                                PROXY STATEMENT
                               -----------------

  This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board" or "Board of Trustees") of Zweig Series Trust, a Massachusetts business trust (the "Trust"), for use at the Special Meeting of Shareholders to be held on April 19, 1996, at 10:00 a.m. on the 17th Floor, 5 Hanover Square, New York, New York (including any adjournments thereof, the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of the Shareholders. This statement is expected to be mailed on or about February 16, 1996 to Shareholders of record on February 9, 1996.

  The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust, and is authorized to issue its shares of beneficial interest in separate series, each with its own investment objective and policies. Each series may issue shares in one or more classes. Currently there are five series. Each series issues Class A Shares and Class C Shares. The Zweig Cash Fund also issues Class M Shares. For purposes of this Proxy Statement, the term "Series" includes the following series of the Trust:
Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets and Government Securities Series, but does not include Zweig Cash Fund. A separate proxy statement which addresses Proposals ONE, TWO and THREE, but none of the other Proposals, is being sent to the Shareholders of Zweig Cash Fund.

  You can obtain a copy of the most recent Annual Report of the Trust without charge by calling 1-800-272-2700 or by writing to the Trust at 5 Hanover Square, 17th Floor, New York, New York 10004.

  THE FACT THAT THIS PROXY STATEMENT, FORM OF PROXY OR OTHER SOLICITING MATERIAL HAS BEEN FILED WITH OR EXAMINED BY THE SEC SHALL NOT BE DEEMED A FINDING BY THE SEC THAT SUCH MATERIAL IS ACCURATE OR COMPLETE OR NOT FALSE OR MISLEADING, OR THAT THE SEC HAS PASSED UPON THE MERITS OF OR APPROVED
ANY STATEMENT CONTAINED THEREIN OR ANY MATTER TO BE ACTED UPON BY SHAREHOLDERS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTRODUCTION

  This Proxy Statement is being furnished to Shareholders in connection with the Meeting called by the Board of Trustees for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Any proxy given pursuant to such solicitation and received in time for the Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR approval of each proposal as to which the shares represented by proxy are entitled to vote, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting or any adjournment thereof. You can revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Trust at any time prior to the Meeting or at the Meeting to the Secretary of the Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

  In addition to the solicitation of proxies by mail, the Trust may utilize the services of officers and employees of the Trust, Zweig/Glaser Advisers, the Trust's investment manager ("ZGA"), and Zweig Securities Corp, the Trust's distributor, none of whom will receive any compensation therefor, to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. In addition, the Trust has retained Shareholder Communications Corporation (a proxy solicitation firm) to assist in soliciting proxies. The estimated costs of solicitation of proxies, including the estimated fee of $17,500 plus out-of-pocket expenses of the proxy solicitation firm, are expected to be approximately $500,000 in the aggregate for all Series of the Trust and will be borne by the Trust. The Trust may request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting material to their principals.

  For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

  On February 9, 1996, the date for determination of Shareholders entitled to receive notice of and to vote at the Meeting, there were 76,277,836 shares of Zweig Strategy Fund, 29,412,524 shares of Zweig Appreciation Fund, 53,039,636 shares of Zweig Managed Assets, and 5,861,115 shares of Government Securities Series, each entitled to one vote. To the Trust's knowledge, except for Dr. Martin E. Zweig and members of his immediate family, who own 16.43% of Zweig Cash Fund Class M shares (of which he has shared voting and investment power as to 1.06%, and disclaims beneficial ownership as to .11%), Prudential Securities f/b/o Roger Markle, who owns 5.59% of Zweig Cash Fund Class A shares (sole dispositive and voting power) and Prudential Securities f/b/o Stanley E. Coleby and Sharon E. Coleby, who own 7.41% of Zweig Cash Fund Class C shares (sole dispositive and voting power), no person is the beneficial owner of 5% or more of the outstanding voting shares of any class of shares of any Series of the Trust. As of December 31, 1995, except for Dr. Zweig, the trustees (the "Trustees") and officers of the Trust, as a group, owned less than 1% of any Series of the Trust.

PROPOSALS

                          SUMMARY TABLE OF PROPOSALS

                                        SHAREHOLDERS BEING SOLICITED BY PROPOSAL
                                        ----------------------------------------
                                         ZWEIG      ZWEIG      ZWEIG  GOVERNMENT
                                        STRATEGY APPRECIATION MANAGED SECURITIES
PROPOSAL                                  FUND       FUND     ASSETS    SERIES
--------                                -------- ------------ ------- ----------
ONE....................................     X          X          X        X
TWO....................................     X          X          X        X
THREE..................................     X          X          X        X
FOUR...................................     X          X          X        X
FIVE...................................     X          X          X        X
SIX....................................     X          X          X        X
SEVEN..................................     X          X          X        X
EIGHT..................................     X          X          X        X
NINE...................................     X          X          X        X
TEN....................................     X          X          X        X
ELEVEN.................................     X          X          X        X
TWELVE.................................     X          X                   X
THIRTEEN...............................     X          X                   X
FOURTEEN...............................     X          X                   X
FIFTEEN................................     X          X                   X
SIXTEEN................................                                    X

  At meetings held on December 19, 1995 and January 24, 1996, the Board of Trustees adopted resolutions proposing and declaring it advisable to: (i) move the domicile of the Trust to Delaware from Massachusetts to take advantage of the favorable business environment provided by Delaware laws and Delaware courts; (ii) reclassify certain fundamental policies of various Series of the Trust as non-fundamental to afford increased flexibility in making investment decisions and responding rapidly to changing market conditions; (iii) amend certain fundamental policies of the Trust to permit certain investment approaches currently restricted (e.g., permitting the assets of Zweig Managed Assets to be invested in foreign securities not only directly, as currently permitted, but also through investment companies which invest in such securities) and to clarify and simplify language describing other policies of various Series of the Trust; and (iv) change the name of Government Securities Series to Zweig Government Fund. The resolutions adopted by the Board of Trustees are intended to promote the ability of the Trust and the Series to adapt to economic, market and regulatory changes without the expense and delay of costly additional Shareholders' meetings, while preserving the basic investment characteristics and management style of the Trust and each Series.

  This Proxy Statement contains sixteen proposals (the "Proposals"). Proposal ONE requires for its approval the affirmative vote of a majority of votes cast at the Meeting by Shareholders of the Trust. Proposal TWO requires for its approval the affirmative "vote of a majority of outstanding voting securities" of the Trust, as defined in the 1940 Act as the lesser of (a) 67% of the Trust's voting securities present at a meeting, if the holders of more than 50% of the Trust's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Trust's outstanding voting securities. Each of Proposals THREE through SIXTEEN requires for its approval the affirmative "vote of a majority of the outstanding voting securities" of the Series for which the change is proposed, as defined in 1940 Act. If the Shareholders of the Trust (including the Shareholders of Zweig Cash Fund pursuant to a separate proxy statement) do not approve Proposal TWO, the Trust will continue to operate as a Massachusetts business trust. If the Shareholders of a Series do not approve Proposal THREE, the fundamental policies described in Proposal THREE as being modified in order to facilitate a master-feeder structure (unless otherwise modified pursuant to another Proposal described in this Proxy Statement) with respect to that Series would not be so modified, and the amendment to the Massachusetts Trust Instrument to clarify explicitly the power of the Trustees to establish a master-feeder structure with respect to that Series would not be adopted. If the Shareholders of the applicable Series do not approve the change in such Series' fundamental policies proposed in Proposals FOUR through SIXTEEN, the applicable Series' investments will continue to be governed by their present policies.

        PROPOSAL ONE -- TO BE VOTED UPON BY SHAREHOLDERS OF ALL SERIES:

              TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P.
                   AS INDEPENDENT ACCOUNTANTS FOR THE TRUST

  By a vote of the non-interested Trustees, the firm of Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, has been selected as independent accountants for the Trust for the next fiscal year to certify any financial statements of the Trust required by any law or regulation to be certified by an independent accountant and filed with the SEC or any state. As required by the 1940 Act, the vote of the Board of Trustees is subject to the right of the Trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. has advised the Trust that it has no direct or material indirect ownership interest in the Trust.

  Coopers & Lybrand L.L.P. served as the independent auditors for the Trust during the most recent fiscal year. Services performed by Coopers & Lybrand L.L.P. during such time have included (i) the audit of annual financial statements and limited review of unaudited semiannual financial statements;
(ii) assistance and consultation in connection with filings with the SEC; and
(iii) the preparation of federal income tax returns filed on behalf of the Trust. In recommending the selection of the Trust's accountants, the Board of Trustees reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

  The ratification of the selection of Coopers & Lybrand L.L.P. as the independent accountants of the Trust requires the affirmative vote of a majority of votes cast at the Meeting by Shareholders of the Trust.

  CONCLUSION. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS TO THE TRUST.

               PROPOSALS TWO THROUGH ELEVEN -- TO BE VOTED UPON
       BY SHAREHOLDERS OF ZWEIG STRATEGY FUND, ZWEIG APPRECIATION FUND,
             ZWEIG MANAGED ASSETS AND GOVERNMENT SECURITIES SERIES

                                 PROPOSAL TWO:

                TO APPROVE A PLAN PROVIDING FOR THE CONVERSION
                  OF THE TRUST INTO A DELAWARE BUSINESS TRUST

  The Board of Trustees has approved an Agreement and Plan of Conversion and Termination (the "Plan of Conversion") in substantially the form attached to this Proxy Statement as Exhibit A. The Plan of Conversion provides for a conversion (the "Conversion") of the Trust, a Massachusetts business trust (the "Massachusetts Trust" or the "Current Trust"), to a Delaware business trust (the "Delaware Trust" or the "Successor Trust").

  The current investment objectives, policies and limitations of the Trust will not change except as approved by Shareholders pursuant to and as described in this Proxy Statement. The Delaware Trust will have investment objectives, policies and limitations identical to those of the Massachusetts Trust (except as they may be modified pursuant to a vote of the Shareholders as proposed in this Proxy Statement). Therefore, the principal risk factors of an investment in the Successor Trust are the same as those pertaining to an investment in the Current Trust. The Successor Trust will have the same Trustees, manager, distributor, custodian, transfer agent, legal counsel and independent accountants as the Current Trust. The conversion from the Current Trust to the Successor Trust will not affect the account number of a Shareholder or the Shareholder's privileges such as reinvestment options, telephone redemption and exchange privileges, nor will it have any affect on ZGA, which is not changing its location or domicile. For a discussion of the principal differences between the Massachusetts and Delaware business trust forms of organization, see "Comparison of the Current Trust and the Successor Trust" on page 5 and in Schedule 1.

DESCRIPTION OF THE SUCCESSOR TRUST

  Advantages of a Delaware Business Trust. The Trust is presently organized as a Massachusetts business trust with five series (the "Current Series"). The Trustees unanimously recommend conversion of the Massachusetts Trust to a Delaware Trust that will succeed to the business of the Massachusetts Trust. The Successor Trust would be established pursuant to a trust instrument under the laws of Delaware substantially in the form attached as Exhibit B (the "Delaware Trust Instrument"). As a Delaware business trust, the Successor Trust's operations will be governed by the Delaware Trust Instrument, the Successor Trust's Bylaws and applicable Delaware law rather than by the Current Trust's Declaration of Trust (the "Massachusetts Trust Instrument"), the Current Trust's Bylaws and applicable Massachusetts law. Except as described in this Proposal, the Conversion will not affect the operations of the Trust, which will continue to have the same investment objectives and policies (except to the extent they are modified as set forth in this Proxy Statement) and be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder, and those of applicable state securities laws.

  The Delaware Business Trust Act, adopted in 1988 (the "Delaware Act"), provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. It is believed that no similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts or in most other states. (To guard against the risk that a court of another state would apply that state's law on this point, the Delaware Trust Instrument will continue the provisions of the Massachusetts Trust Instrument that written obligations of the Trust contain a statement that such obligation may only be enforced against the assets of the Trust and provides for indemnification out of the Successor Trust). Delaware law provides that, upon compliance with certain statutory requirements with which the Successor Trust intends to comply, each series shall not be liable for the debts of any other series of a trust; another potential, although remote, risk in the case of a Massachusetts business trust.

  Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware corporate legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Thus, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

  Under Delaware law, the Successor Trust will have greater flexibility to respond to future business contingencies. In addition, the Trustees will have the power to incorporate the Successor Trust, to merge or consolidate it with another entity, to cause each series to become a separate trust and to change the Successor Trust's domicile without a shareholder vote. This flexibility could help to assure that the Successor Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

  Description of the Delaware Trust Instrument. The provisions of the Delaware Trust Instrument are similar to those of the Massachusetts Trust Instrument, but various ambiguities and deficiencies have been addressed and clarified in the Delaware Trust Instrument. In addition, the Delaware Trust Instrument provides more details and additional flexibility as to certain matters that were not addressed or were treated more restrictively by the Massachusetts Trust Instrument. For example, the shareholder quorum and voting requirements, including provisions pertaining to record dates for meetings and adjournments, have been clarified and liberalized in order to provide increased flexibility. Ambiguities formerly existing as to voting requirements have been removed.
Schedule 1 to this proxy statement highlights certain similarities and differences between the provisions of the current Massachusetts Trust Instrument and the proposed Delaware Trust Instrument. Although this summary is intended to highlight important differences, it is based upon a summary of the Delaware Trust Instrument's provisions and is therefore qualified by the provisions of the complete Delaware Trust Instrument and the Successor Trust's Bylaws.

  Certain of the differences between the Massachusetts Trust Instrument and the Delaware Trust Instrument are not related to converting from a trust instrument governed by Massachusetts law to a trust instrument governed by Delaware law but are instead intended to alter certain terms in the Current Trust. For example, as further described under "Comparison of the Current Trust and the Successor Trust", the Delaware Trust Instrument provides for (i) dollar-based voting as opposed to voting based upon one-share, one-vote, (ii) elimination of the need for shareholder votes in certain instances, (iii) voting in the aggregate as opposed to voting by individual Series in certain instances, (iv) different mechanics with respect to the termination of the Trust, a Series or a Class, (v) a broader ability of the Trustees to redeem Shares of a Series or Class than under the Massachusetts Trust Instrument, and
(vi) the increased flexibility to permit the Trustees to provide for the charging of expenses on a per account basis.

COMPARISON OF THE CURRENT TRUST AND THE SUCCESSOR TRUST

  Although the Conversion would result in certain changes which are described in this Proxy Statement, most aspects of administering the Successor Trust as a Delaware business trust will remain unchanged.

  Dollar-Based Voting Rights for Shareholders of the Trust. The Delaware Trust Instrument provides voting rights based on a Shareholder's total dollar interest in a fund or Series (dollar-based voting), rather than on the number of shares owned as is provided in the Massachusetts Trust Instrument, for all Shareholder votes. As a result, voting power would be allocated in proportion to the value of each Shareholder's investment.

  The original intent of the one-share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Zweig Series Trust, voting rights may have become disproportionate since the net asset value per share ("NAV") of the separate funds diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed voting structure in the Delaware Trust Instrument will comply with the conditions stated in the no-action letter.

  Dollar-based voting will provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the Shareholder's dollar investment rather than with the number of shares held.

  Under the Current Trust's voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. Accordingly, a one-share, one-vote system may provide certain Shareholders with a disproportionate ability to affect the vote relative to Shareholders of other funds in the Trust.

  On matters requiring trust-wide votes where all Series are required to vote, Shareholders who own shares with a lower NAV than other funds in the trust would be giving other Shareholders in the Trust more voting "power" than they currently have. On matters affecting only one Series or Class, only shareholders of that Series or Class vote on the issue. In this instance, under both the Current Trust and Successor Trust, all Shareholders of the Series would have substantially the same voting rights, since the NAV is substantially the same for all Shares of a particular Series (the NAV of different Classes of a given Series will also differ over time).

  Management by the Board of Trustees. The Trust will continue to be managed by or under the direction of its Trustees, who serve indefinite terms and who shall have substantially the same responsibilities, powers and fiduciary duties as the Trustees of the Current Trust. The Trustees of the Successor Trust are expected to be the Current Trustees of the Trust. The Trustees of the Successor Trust intend to elect the individuals currently serving as the officers of the Current Trust to be the officers of the Successor Trust.

  Issuance of Shares in Separate Series. The Delaware Trust Instrument will establish separate series of shares (each, a "Successor Series") and classes of each Successor Series to correspond to each of the Current Series and Classes thereof. As is presently the case, the Trustees of the Successor Trust may establish additional Series, designate the relative rights and preferences of each Series, and may divide the shares of any Series into Classes. Shares of each Series shall represent equal proportionate interests in the assets of that Series only and each share of a particular Series shall be equal to each other share of that Series (subject to any rights and preferences as may have been established with respect to classes of shares within such Series). The liabilities of each Series shall be borne solely by that Series, and no Series will be responsible for the liabilities of another Series. Each Series may issue an unlimited number of shares, and all shares issued will be fully paid and nonassessable. Shares will have no subscription or preemptive rights or other right to subscribe to any additional shares and only such conversion or exchange rights as the Trustees may grant in their discretion.

  Shareholder Meetings and Voting. Under the Delaware Trust Instrument, Shareholders vote as a single class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual Series, (ii) when the Board of Trustees has determined that the matter affects only the interests of one or more Series or (iii) when otherwise required by the provisions of the Delaware Trust Instrument, then only Shareholders of such Series shall be entitled to vote thereon. Under the Successor Trust there will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time, to the extent required by the 1940 Act, the Trustees then in office will call a Shareholders' meeting for the election of Trustees. Under the Massachusetts Trust Instrument all Shares are voted by individual Series, except (i) when required by the 1940 Act, Shares are voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interest of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. Under the Massachusetts Trust Instrument the Shareholders may elect Trustees at any meeting of the Shareholders called by the Trustees for that purpose. Thus, the essential difference in voting as between the trusts is that, in the case of the Current Trust, unless otherwise required by the 1940 Act or so determined by the Trustees, voting is conducted by individual Series, while in the case of the Successor Trust, voting is conducted in the aggregate, unless otherwise required by the 1940 Act or so determined by the Trustees. The Shareholder voting provisions of the Delaware Trust Instrument and Massachusetts Trust Instrument are summarized in Schedule 1.

  Liability of Trustees. The Delaware Trust Instrument provides that a Trustee, when acting in such capacity, shall not be personally liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Successor Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Successor Trust; provided that no indemnification shall be provided to any Trustee who has been found to be liable to the Successor Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Successor Trust.

  The Massachusetts Trust Instrument provides that Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of any Trustee or any other officer, agent, employee or investment adviser, principal underwriter, transfer agent or custodian of the Trust, provided that they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust; but nothing in the Massachusetts Trust Instrument protects any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

  Termination of the Trust. Under the Current Trust, the vote of a majority of the outstanding Shares (within the meaning of the 1940 Act) of any affected Series or, if applicable, a vote of a majority of the outstanding Shares (within the meaning of the 1940 Act) of the Trust is required (i) to sell or convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation or (ii) to sell and convert at any time into money all of the assets of the Trust or any affected Series.

  Under the Successor Trust, the Trust or any Series or Class may be terminated at any time by vote of a majority of, in the case of a termination of the Trust, the Shares of each Series entitled to vote voting separately by Series, or, in the case of a termination of any Series of Shares or Class, the Shares of such Series or Class entitled to vote. The Trust or any Series or Class may also be terminated by the Trustees by written notice to the Shareholders of the Trust or the Shareholders of the affected Series or Class. Upon the requisite Shareholder vote or action by the Trustees to terminate the Trust or any one or more Series of Shares or any Class thereof, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or any Class thereof as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the several Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

  Redemption. Except as permitted by the 1940 Act, both the Massachusetts Trust Instrument and the Delaware Trust Instrument require the Current Trust and the Successor Trust, respectively, to purchase such shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer; and the Trust will pay therefor the net asset value thereof, subject to any applicable sales charges.

  Under the Successor Trust, the rights of the Trustees to redeem Shares are broader than under the Current Trust. The Current Trust, upon 60 days' prior written notice to the Shareholder, is entitled to liquidate involuntarily any Shareholder's account if the aggregate Net Asset Value of the Shares held in the account is less than $100. Under the Delaware Trust Instrument, the Board of Trustees, subject to the requirements of the 1940 Act, may cause the Trust to redeem Shares of any Series or Class held by any Person (i) if such Person is no longer qualified to hold such Shares in accordance with such qualifications as may be established by the Trustees, (ii) if the net asset value of such Shares is below the minimum investment amount determined by the Trustees, or (iii) if otherwise deemed by the Trustees to be in the best interest of the Trust or that particular Series (or Class) as a whole.

  Payment of Expenses by Shareholders. Under the Delaware Trust Instrument the Trustees shall have the power to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, Shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder. Under the Massachusetts Trust Instrument, expenses of a particular Series are charged against the assets of that Series. There is no language in the Massachusetts Trust Instrument regarding whether or not expenses of a Series may be charged to a Shareholder, or in advance of their incurrence, or that such charges may be effected through the reduction of the number of Shares in the account of a Shareholder.

THE PLAN OF CONVERSION

  Summary of the Plan of Conversion. The following discussion summarizes the important terms of the Plan of Conversion. This summary is qualified in its entirety by reference to the Plan of Conversion itself, which is included as Exhibit A to this Proxy Statement.

  Prior to the Conversion, a Delaware Certificate of Trust will be filed and the Successor Trust established as a Delaware entity. The Delaware Trust will be formed as a Delaware business trust pursuant to the Delaware Trust Instrument and such certificate of Trust. Each Successor Series will have only nominal assets and no liabilities.

  On the exchange date of the Conversion (the "Exchange Date"), the Massachusetts Trust will assign, transfer and convey the assets of each Current Series (and relevant class thereof) including all securities and cash held by each Current Series and liabilities attributable to each such Current Series (and relevant class thereof) to the corresponding Successor Series (and relevant class thereof), and each such Successor Series (and relevant class thereof) will acquire all of the assets of each corresponding Current Series (and relevant class thereof) and the liabilities attributable to each such Current Series (and relevant class thereof) in exchange for shares of beneficial interest of such Successor Series (the "Delaware Trust Shares") equal in number and class thereof to the corresponding number and class of the outstanding shares of each Current Series of the Massachusetts Trust. In lieu of delivering certificates for the Delaware Trust Shares, the Delaware Trust shall credit the Delaware Trust Shares to the Massachusetts Trust's account on the share record books of the Delaware Trust and shall deliver a confirmation thereof to the Massachusetts Trust. The Massachusetts Trust shall then deliver written instructions to the Delaware Trust's transfer agent to establish accounts for the shareholders of the respective Current Series on the share record books relating to each corresponding Successor Series. UPON COMPLETION OF THE CONVERSION, EACH OF THE TRUST'S CURRENT SHAREHOLDERS WILL BE THE OWNER OF FULL AND FRACTIONAL DELAWARE TRUST SHARES OF THE SAME SERIES AND CLASS EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER MASSACHUSETTS TRUST SHARES.

  Of course, the value of a Shareholder's investment will fluctuate thereafter, based on the investment performance of the Successor Trust.

  If the Conversion is approved, the Successor Trust will be held of record by the Current Trust on the Exchange Date (expected to be on or about May 1, 1996) pending distribution to Shareholders. Approval by Shareholders of this Proposal TWO will be deemed to authorize the Current Trust (as sole initial shareholder of the Successor Trust on the Exchange Date) to vote in favor of each of the Proposals set forth in this Proxy Statement and approved by the Shareholders, so that the approval of the respective Proposals may be made effective with respect to the Successor Trust as well as the Current Trust. In addition, an approval of this Proposal TWO by Shareholders of any Series will be deemed to authorize the Current Trust (as shareholder on the Exchange Date) to render approval on such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Successor Fund that had previously been approved by Shareholders of the Current Trust and are then in effect with respect to the Current Trust. In addition, the Plan of Conversion contemplates that the Current Trust as the then sole initial shareholder of the Successor Trust will approve (i) the management agreement with ZGA for the Successor Trust (the "New Management Agreement"), (ii) the Distribution Agreement with Zweig Securities Corp. and Distribution and Service Plans

(the "New Plans") under Rule 12b-1 with respect to the Successor Trust in each case identical in duration and all other respects to the contract or plan, as the case may be, currently in effect with the Current Trust, (iii) the Zweig Series Trust Rule 18f-3 Multi-Class Plan identical in all respects to the plan currently in effect with respect to the Current Trust, (iv) the election of Trustees of the Current Trust as the Trustees of the Successor Trust, (v) such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Delaware Trust that had previously been approved by shareholders of the Massachusetts Trust and are then in effect with respect to the Massachusetts Trust, and (vi) all other contracts and agreements currently in effect with the Current Trust, including, but not limited to, accounting, custody, transfer agency, service, procedural and safekeeping and repurchase agreements, and approval of the proposed conversion of the Current Trust to the Delaware Trust shall constitute approval of each of the foregoing actions, including approval of the continuation of each contract and plan, as the case may be, with the Delaware Trust.

  Each Delaware Trust Trustee will hold office without limit in time until such Trustee resigns, dies, is declared bankrupt or incompetent by a court of appropriate jurisdiction or is removed by two-thirds of the Trustees, or a vote of two-thirds of the outstanding shares of the Trust at a meeting, with or without cause. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided in the Delaware Trust Instrument to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Delaware Trust Instrument. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office shall call a Shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of Shareholders for the purpose of electing Trustees. The initial Trustees will be deemed to have been elected by the Shareholders pursuant to the mechanism described above.

  Assuming the Plan of Conversion is approved, it is currently contemplated that the Conversion will become effective on or about May 1, 1996, unless the Trustees of the Successor Trust determine that it would not be in the best interests of the Shareholders to do so at that time or at all.

  The obligations of the Massachusetts Trust and the Delaware Trust under the Plan of Conversion are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Conversion by the Current Trust's Shareholders, the Plan of Conversion may be terminated or amended at any time prior to the transfer of assets on the Exchange Date by action of the Trustees to provide against unforeseen events, if (i) there is a material breach by the other party of any representation, warranty or agreement contained in the Plan of Conversion, (ii) it reasonably appears that a party cannot meet a condition of the Plan of Conversion or (iii) circumstances should develop that, in the opinion of either the Board of Trustees of the Massachusetts Trust or of the Delaware Trust, make proceeding with the Plan of Conversion in its current form inadvisable; provided that no amendment may have a material adverse effect upon the benefits intended under the Plan of Conversion and would be consistent with the best interests of the Current Trust Shareholders. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Conversion, provided that such waiver or amendment does not materially adversely affect the interests of the Current Trust's Shareholders.

  Name Change for Government Securities Series. The Successor Series to which the assets of the Government Securities Series will be assigned by the Current Trust will be named Zweig Government Fund to conform the style of the name to that of the other Series of the Trust.

  Continuation of Fund Shareholder Accounts and Plans. The Current Trust's transfer agent will establish an account for the Successor Trust's Shareholders containing the appropriate number and denominations of Delaware Trust Shares to be received by each Shareholder under the Plan of Conversion. Such accounts will be identical in all material respects to the accounts currently maintained by the Current Trust's transfer agent for the Current Trust's Shareholders. Current Trust Shareholders who are receiving payment under a withdrawal plan with respect to Massachusetts Trust Shares will retain the same rights and privileges as to Delaware Trust Shares under the Plan of Conversion. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Current Trust Shareholder with respect to Massachusetts Trust Shares.

  Expenses. The Current Trust and the Successor Trust shall each be responsible for all of their respective expenses of the Conversion, estimated at $20,000 in the aggregate for all Series of the Trust.

  Temporary Waiver of Fundamental Policies. Certain fundamental policies of the Current Trust (e.g., those which (i) prohibit the Current Trust from making investments for the purpose of exercising control over or management of an issuer, (ii) restrict the percentage of a Series' total assets that may be invested in any one industry, (iii) require diversification of investments,
(iv) restrict investments of certain Series in issuers with limited operating histories and (v) restrict investments in other investment companies), might be construed as restricting the Current Trust's ability to carry out the Conversion. To the extent that any of the fundamental policies of any of the Series could be construed as restricting the ability of the Trust to effect the Conversion, a vote to approve the Plan of Conversion will also constitute a vote to waive, to the extent necessary to effect the Conversion, any such fundamental policy. Apart from the Conversion, this Proxy Statement also solicits Shareholder approval to amend or reclassify as non-fundamental certain fundamental policies.

  Tax Consequences of the Conversion. The Massachusetts Trust and the Delaware Trust have been advised by their counsel, Shearman & Sterling, that no gain or loss will be recognized for federal income tax purposes by the Current Trust, the Delaware Trust or the Current Trust's Shareholders upon (i) the transfer of the Current Trust's assets in exchange solely for the Delaware Trust Shares and the assumption by the Delaware Trust of the Current Trust's liabilities or, (ii) the distribution of Delaware Trust Shares to the Current Trust Shareholders in liquidation of their Massachusetts Trust Shares (IRC (S)(S) 368(a)(1); 361(a); 354(a)(1)). The opinion further provides, among other things, that (i) the basis for federal income tax purposes of the Delaware Trust Shares to be received by each of the Current Trust's Shareholders will be the same as that of his or her Massachusetts Trust Shares (IRC (S) 358(a)(1)), and (ii) a Current Trust's Shareholder's holding period for his or her Delaware Trust Shares will include a Current Trust's Shareholder's holding period for his or her Massachusetts Trust Shares, provided that said Massachusetts Shares were held as capital assets on the date of the exchange (IRC (S) 1223(1)).

EVALUATION BY THE CURRENT TRUST'S TRUSTEES

  Based on a recommendation by ZGA, the Board reviewed the potential benefits associated with the proposed Conversion and adoption of the proposed Delaware Trust Instrument. In this regard, the Trustees considered the following:

    (1) the disadvantages described above which apply to operating the Trust as a Massachusetts business trust, including, for example, the possibility, however remote, of personal liability of a Shareholder for the liabilities of the Trust, or a Series or Class thereof;

    (2) the advantages described above which apply to managing the Successor Trust as a Delaware business trust, including, for example, the increased flexibility afforded to the Trustees to direct the operations of the Trust;

    (3) the advantages to be gained by restating the Trust's entire trust instrument and adopting the new Trust Instrument under Delaware law;

    (4) that the Conversion itself will not affect the investment advisory arrangements applicable to the Trust, nor will it affect the identity of the Trustees, manager, distributor, custodian, transfer agent, legal counsel and independent accountants of the Current Trust, the investment objectives or policies of any Series or Class thereof, or otherwise affect in any significant manner the general characteristics of any Series or Class thereof or a Shareholder's investment therein, except to the extent the policies of the Trust are amended pursuant to Shareholder vote at this meeting;

    (5) the expected federal tax consequences to the Current Series, the Successor Series and Shareholders resulting from the proposed Conversion, and the likelihood that there will be no recognition of income, gain or loss for federal income tax purposes to the Current Series, the Successor Series or Shareholders; and

    (6) that the interests of the Shareholders of the Current Series will not be diluted as a result of the proposed Conversion.

  CONCLUSION. THE BOARD OF TRUSTEES HAS CONCLUDED THAT THE PROPOSED AGREEMENT AND PLAN TO CONVERT THE TRUST INTO A DELAWARE BUSINESS TRUST IS IN THE BEST INTEREST OF THE TRUST'S SHAREHOLDERS AND

UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE PLAN OF CONVERSION AS DESCRIBED ABOVE. A vote in favor of the Plan of Conversion is deemed to be a vote in favor of the conversion of the Current Trust to a Delaware business trust; temporary waiver of certain investment limitations of the Current Trust to permit the Conversion (see "Temporary Waiver of Fundamental Policies" on page 10); authorization of the Current Trust to approve (i) a management agreement for the Successor Trust between the Trust and ZGA, (ii) a distribution agreement between the Trust and Zweig Securities and Distribution and Service Plans under Rule 12b-1 identical to the current contracts or plans, as the case may be, currently in effect with the Current Trust, (iii) the Zweig Series Trust Rule 18f-3 Multi-Class Plan identical in all respects to the plan currently in effect with respect to the Current Trust, (iv) the election of Trustees of the Current Trust as the Trustees of the Successor Trust, (v) such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Delaware Trust that had previously been approved by shareholders of the Massachusetts Trust and are then in effect with respect to the Massachusetts Trust, and (vi) all other contracts and agreements currently in effect with the Current Trust, including, but not limited to, accounting, custody, transfer agency, service, procedural and safekeeping and repurchase agreements. If approved, the Plan of Conversion will take effect on the Exchange Date. If the Plan of Conversion is not approved, the Current Trust will continue to operate as a Massachusetts business trust.

  Appraisal rights are not available to Current Trust Shareholders with respect to the Conversion. However, Shareholders retain the right to redeem their Shares at net asset value at any time (subject to any applicable sales charges).

  IN VIEW OF THE FOREGOING, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE CONVERSION PLAN AND THE DELAWARE TRUST INSTRUMENT.

                                     * * *

  THE BOARD OF TRUSTEES HAS APPROVED A NUMBER OF PROPOSALS THAT WOULD MAKE CERTAIN MODIFICATIONS IN EXISTING FUNDAMENTAL POLICIES OF THE SERIES. THE CURRENT AND PROPOSED FUNDAMENTAL POLICIES ARE LISTED IN SCHEDULE 2.

                                PROPOSAL THREE:

 TO AUTHORIZE THE TRUSTEES TO ADOPT A POOLED FUND STRUCTURE WITHOUT ADDITIONAL
                      AUTHORIZATION FROM THE SHAREHOLDERS

  The Delaware Trust Instrument would permit the Trust to develop so-called "master-feeder" fund structures when permitted by the policies for the Series implementing such a structure. This Proposal THREE would authorize the Trustees to establish a master-feeder fund structure by modifying certain fundamental policies of the Trust to permit such a structure. This Proposal THREE would also authorize an amendment to the Massachusetts Trust Instrument to include a provision substantially in the form of Article IV, Section 3(s) of the Delaware Trust Instrument (attached hereto as Exhibit B) to clarify explicitly the power of the Trustees to establish a master-feeder structure for each Series of the Trust to invest its assets in another investment company with substantially the same investment objective and policies.

  A number of mutual funds have developed so-called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund (a "Pooled Fund"). A Pooled Fund Structure (i.e., a structure where a Series would invest its assets in another investment company with substantially the same investment objectives and policies) might, for example, enable an institutional equity fund with a high initial minimum investment amount for large investors to pool its investments with a retail equity fund with lower minimum investment requirements. This structure allows several feeder funds with the same investment objective but different distribution and servicing features to combine their investments and manage them as one master pool instead of managing them separately. The feeder funds combine their investments by investing their assets in one master pooled fund that would be organized as an open-end management investment company (mutual fund). (Each feeder fund invested in a single master pooled investment retains its own characteristics, but is able to achieve operational efficiencies and economies of scale by investing together with the other feeder funds in the Pooled Fund Structure.) Such structures can facilitate the international distribution of mutual funds, which currently is restricted by U.S. tax impediments to direct investment by non-U.S. shareholders in U.S. funds, and also provide distributional and operational advantages without disrupting basic investment approaches.

  While neither the Board nor the Trust has determined that any Series should invest in a Pooled Fund, the Trustees believe it could be in the best interests of each Series to adopt such a structure at a future date. Approval of this Proposal THREE provides the Trustees with explicit authority and flexibility to approve a Pooled Fund Structure. If Shareholders approve this Proposal, certain fundamental and non-fundamental policies and limitations of each Series that currently prohibit investment in shares of one investment company would need to be modified to permit the investment in a Pooled Fund. At present, certain of each Series' fundamental policies and limitations would prevent each Series from investing all of its assets in another investment company, and would require a vote of the Shareholders before such a structure could be adopted. These policies include, among others, each Series' policy concerning investments in securities of investment companies (Proposal FOUR), each Series' policy that no more than 25% of a Series' total assets be invested in any one industry (Proposal SIX), each Series' policy concerning diversification among issuers (Proposal SEVEN), the policy of Zweig Strategy Fund, Zweig Appreciation Fund, and Government Securities Series concerning investments in issuers with limited operating histories (Proposal TWELVE), the policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series concerning the purchase of illiquid securities (Proposal FIFTEEN) and the policy of each Series which restricts their participation in underwritings. To the extent that any of the fundamental policies of any of the Series could be construed as restricting the ability of the Trust to develop a "master-feeder" structure, a vote to approve this Proposal THREE will, whether or not the related Proposals (i.e., FOUR, SIX, SEVEN, TWELVE and FIFTEEN) are approved, also constitute a vote to approve the modification of each Series' fundamental policies to the extent necessary to permit investment in a Pooled Fund Structure, provided that the investment objectives and the fundamental and other investment policies of the related series of the master fund are substantially the same as the analogous series of any feeder fund.

  ZGA may in the future manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (the "Comparable Funds"). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, ZGA anticipates that a Pooled Fund Structure could facilitate the introduction of new Zweig mutual funds, increasing the investment options available to Shareholders. ZGA may also benefit from the use of a Pooled Fund if overall assets are increased (since ZGA's fees are based on assets) and expenses of providing investment and other services to each Series may be lower than they would otherwise be. Each Series' method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets would be managed as part of a larger pool. Were any Series to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by ZGA or an affiliate. The Trustees would retain the right to withdraw a Series' investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the Series or for any other reason. The Series would then resume investing directly in individual securities as it does currently. Whenever a Series is asked to vote at a shareholder meeting of the Pooled Fund, the Series will hold a meeting of its shareholders if required by applicable law or the Series' policies to vote on the matters to be considered at the Pooled Fund's shareholder meeting. The Series will vote all its shares at the Pooled Fund meeting in the same proportion as the Series' shareholders voting voted theirs. The Series would otherwise continue its normal operations.

  The ability of mutual funds to invest in other investment companies is restricted by the 1940 Act and some state blue sky laws. If it determines in the future to invest on a Pooled Fund basis, the Trust intends, to the extent required, to seek federal and state regulatory approval in order to allow the Series to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.

  The Trustees continually review methods of structuring the Series to take maximum advantage of potential efficiencies. Although, at present, the Trustees have not considered any specific proposal to authorize pooling of assets, they believe it could be in the best interest of each Series. The Trustees will authorize investing a Series' assets in a Pooled Fund only if they determine that pooling is in the best interests of the Series and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the

Series or its Shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. Adoption of a master-feeder structure is not expected to affect the way in which the Series are managed.

  CONCLUSION. THE BOARD OF TRUSTEES, BASED UPON ZGA'S RECOMMENDATION, BELIEVES THAT THE AUTHORIZATION OF MASTER-FEEDER STRUCTURES IS IN THE BEST INTERESTS OF THE SERIES AND THEIR SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL. IF THE PROPOSAL IS NOT APPROVED BY A SERIES, THE TRUST WILL NOT HAVE THE AUTHORITY TO ESTABLISH A MASTER-FEEDER STRUCTURE FOR THAT SERIES.


                                PROPOSAL FOUR:

    TO AMEND THE FUNDAMENTAL POLICY OF ALL SERIES CONCERNING INVESTMENTS IN SECURITIES OF INVESTMENT COMPANIES AND TO RECLASSIFY THE POLICY AS NON-
                                  FUNDAMENTAL

  The current fundamental policy of each Series restricts the ability of each Series to invest in other investment companies. The Board of Trustees, based upon ZGA's recommendation, believes that it would be advantageous for each Series to have the flexibility to invest in other investment companies. In the case of Zweig Managed Assets, which, among other things, allocates its assets among domestic and foreign securities, this change will, for example, permit ZGA to invest in closed end funds that concentrate in investments in one country or a region, or in foreign securities generally, or in other investment companies in open market transactions involving only customary brokers' commissions. Other Series, such as Zweig Appreciation Fund and Zweig Strategy Fund, may also benefit from this investment flexibility. Because fundamental policies may only be changed with a shareholder vote and non-fundamental policies may be changed by the Board of Trustees without a shareholder vote, the reclassification from fundamental to non-fundamental of each Series' restriction on investments in other investment companies would facilitate this flexibility.

  In addition, the modification of this fundamental policy would permit each Series to invest all of its assets in a Pooled Fund Structure as described in Proposal THREE. This Proposal FOUR would also reclassify as non-fundamental the policy for each Series concerning investments in securities of investment companies.

  Each Series' fundamental limitation concerning investment in securities of investment companies currently states: ". . . [no Series may] . . . Purchase securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, except that certain foreign banks and their agencies or subsidiaries are not considered "investment companies,' for purposes of this limitation;"

  Subject to Shareholder approval, the Trustees intend to replace each Series' fundamental policy with the following non-fundamental limitation concerning investment in securities of investment companies: ". . . [no Series may] . . . Purchase securities of any other investment company, except (i) by purchase in the open market involving only customary brokers' commissions,
(ii) in connection with a merger, consolidation, reorganization or acquisition of assets, or (iii) as otherwise permitted by applicable law;"

  Beyond the contemplated and potential application of the Trust's policies as discussed above, the purpose of this proposal to amend and update each Series' limitation in light of current investing in investment companies is to clarify application of the limitation in light of current law and interpretations thereof by regulatory authorities, to provide additional investment flexibility (as discussed above) and in other respects to replace the Trust's fundamental policy with a non-fundamental policy in order to allow the Series to adapt more quickly to possible future economic, market or regulatory changes without the expense and delay of an additional Shareholder meeting.

  Approval of this Proposal FOUR would authorize investments in other investment companies to the full extent permitted by the 1940 Act. Generally, the 1940 Act currently prohibits any Series from (i) owning more than 3% of the voting securities of any one investment company; (ii) investing more than 5% of its assets in the securities of any one investment company; or (iii) investing more than 10% of its assets in securities issued by investment companies. The 1940 Act also prohibits any Series from owning more than 10% of the voting securities of a registered closed-end investment company. If the investment securities of another investment company were the only investment securities held by a Series, these restrictions would not apply to that Series.

  The Trust and the Board of Trustees continually review methods of structuring Series to take advantage of potential efficiencies. As noted above, in the case of Zweig Managed Assets, reclassification of the above fundamental policy will permit it to conduct investment operations on a more efficient and cost-effective basis, allowing it to obtain exposure in particular countries in a more cost-effective way than at present. The reclassification would also be of benefit to other Series, including Zweig Appreciation Fund and Zweig Strategy Fund, permitting them to take advantage of the efficiency of investing through other investment companies.

  Except for the change described above, with respect to investing in other investment companies such as country funds, reclassification of the above fundamental limitation is not expected to affect the way in which each Series is managed, for the Trustees do not expect that the Series' policy with regard to investing in other investment companies will change in the near future.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the proposed modification to the fundamental policy of each Series is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                                PROPOSAL FIVE:

   TO AMEND THE FUNDAMENTAL POLICY OF ALL SERIES CONCERNING THE ISSUANCE OF
                               SENIOR SECURITIES

  Each Series' fundamental policy concerning senior securities currently states: ". . . [no Series may]. . . Issue "senior securities," except insofar as the borrowing from banks may be considered senior securities;"

  Subject to Shareholder approval, the Trustees intend to replace each Series' fundamental policy with the following fundamental policy concerning senior securities: ". . . [no Series may]. . . Issue "senior securities," except as permitted under the Investment Company Act of 1940;"

  Adoption of the proposed limitation concerning senior securities is not expected to affect the way in which the Series are managed. If the proposal is approved, the new fundamental senior securities limitation, like the current fundamental senior securities limitation, cannot be changed without a future vote of the Shareholders of the Series. The purpose of the proposed amendment is to ensure that the language of each Series' policy concerning senior securities affords the Series the maximum ability to adapt to possible future economic, market or regulatory changes.

  Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund or series that has a claim to the assets or earnings of the fund or series that takes precedence over the claims of shareholders of the fund or series. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction that obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is later than the normal settlement date) may be considered a "senior security". A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The Series utilize transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the proposed modification to this fundamental policy of each Series is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                                 PROPOSAL SIX:

   TO AMEND THE FUNDAMENTAL POLICY OF ALL SERIES CONCERNING THE PURCHASE OF
                  SECURITIES OF ISSUERS IN THE SAME INDUSTRY

  Each Series' fundamental policy concerning the purchase of securities of issuers in the same industry currently states: ". . . [no Series may]. . . Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the total assets of the Series, provided that there is no such limitation with respect to obligations of the U.S. Government, its agencies and instrumentalities, and, since Zweig Cash Fund invests exclusively in short-term securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by such obligations, there is no such limitation applicable to the Zweig Cash Fund;"

  Subject to Shareholder approval, the Trustees intend to replace each Series' fundamental policy with the following fundamental policy governing the purchase of securities of issuers in the same industry: ". . . [no Series may]. . . Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of its investments in such industry would be 25% or more of the value of the total assets of the Series (there is no such limitation with respect to obligations of the U.S. Government, its agencies and instrumentalities or with respect to investments in other investment companies complying with such policy);"

  Adoption of the proposed limitation concerning the purchase of securities of issuers in the same industry is not expected to affect the way in which any fund is managed. If the proposal is approved, the new fundamental limitation concerning the purchase of securities of issuers in the same industry, like the current fundamental limitation concerning the purchase of securities of issuers in the same industry, cannot be changed without a future vote of Shareholders of the Series. In addition, the modification proposed in this Proposal SIX would permit each Series to invest its assets in a Pooled Fund Structure as described in Proposal THREE. The purpose of the proposed amendment is to simplify the language describing the fundamental policies of the Series as well as to ensure that the language of each Series' policy concerning the purchase of securities of issuers in the same industry affords the Series the maximum ability to adapt to possible future economic, market or regulatory changes.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the proposed modification to this fundamental policy of each Series is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                                PROPOSAL SEVEN:

  TO AMEND THE FUNDAMENTAL POLICY OF ALL SERIES CONCERNING DIVERSIFICATION OF
                             PORTFOLIO SECURITIES

  Each Series' fundamental policy concerning diversification currently states:
". . . [no Series may]. . . With respect to 75% of a Series' assets, purchase the securities of any one issuer, if immediately after such purchase (i) more than 5% of the value of the total assets of any Series would be invested in such issuer or (ii) the Series would own more than 10% of the outstanding voting securities of such issuer, provided that such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities (the limitation set forth in clause (ii) does not apply to the Zweig Cash
Fund);"

  Subject to Shareholder approval, the Trustees intend to replace each Series' fundamental policy with the following fundamental policy: ". . . [no Series may]. . . With respect to 75% of a Series' assets, purchase the securities of any one issuer, if immediately after such purchase (i) more than 5% of the value of the total assets of any Series would be invested in such issuer or
(ii) the Series would own more than 10% of the outstanding voting securities of such issuer (such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities or with respect to investments in other investment companies complying with such policy);"

  Adoption of the proposed modification of the Series' fundamental policy is not expected to affect the way in which the Series are managed. If this proposal is approved, the new fundamental limitation concerning diversification cannot be changed without a future vote of Shareholders of the Series. In addition, the modification proposed in this Proposal SEVEN would permit each Series to invest its assets in a Pooled Fund Structure as described in Proposal THREE. The purpose of this proposal is to simplify the language describing the fundamental policies of the Series as well as to ensure that the language of each Series' policy concerning diversification of portfolio securities affords each Series the maximum ability to adapt to possible future economic, market, or regulatory changes.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the proposed modification to this fundamental policy of each Series is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                                PROPOSAL EIGHT:

     TO RECLASSIFY AS NON-FUNDAMENTAL THE FUNDAMENTAL POLICY OF ALL SERIES CONCERNING INVESTMENTS MADE FOR THE PURPOSE OF EXERCISING CONTROL OVER OR
                           MANAGEMENT OF THE ISSUER

  This Proposal would change to non-fundamental each Series' fundamental policy concerning investments for the purpose of the exercise of control over or management of the issuer, which currently states: ". . . [no Series may]. . . Make investments in securities for the purpose of exercising control over or management of the issuer;"

  Adoption of the proposed modification of the Series' fundamental policy is not expected to affect the way in which the Series are managed. The purpose of this proposal is to ensure that the language of each Series' policy concerning investments made for the purpose of exercising control over or management of the issuer affords the Series the maximum ability to adapt to possible future economic, market, or regulatory changes without the expense and delay of an additional Shareholder vote. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                                PROPOSAL NINE:

     TO RECLASSIFY AS NON-FUNDAMENTAL THE FUNDAMENTAL POLICY OF ALL SERIES CONCERNING INVESTMENTS MADE ON A JOINT OR A JOINT AND SEVERAL BASIS IN ANY
                         TRADING ACCOUNT IN SECURITIES

  Each Series' fundamental policy concerning investments made on a joint and several basis in any trading account in securities currently states:
". . . [no Series may]. . . Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of two or more Series, or of one or more Series and of other accounts under the investment management of the Manager or its affiliates, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;"

  Subject to Shareholder approval, the Trustees intend to replace each Series' fundamental policy with the following non-fundamental policy: ". . . [no Series may]. . . Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders of two or more Series, or one or more Series and of other accounts under the investment management of the Manager or its affiliates, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account.);"

  Adoption of the proposed modification of the Series' fundamental policy is not expected to affect the way in which the Series are managed. The purpose of this proposal is to ensure that the language of each Series' policy concerning investments made through trading accounts affords the Series the maximum ability to adapt to possible future economic, market, or regulatory changes without the expense and delay of an additional Shareholder vote. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                                 PROPOSAL TEN:

     TO RECLASSIFY AS NON-FUNDAMENTAL THE FUNDAMENTAL POLICY OF ALL SERIES CONCERNING THE PURCHASE OF SECURITIES ON MARGIN AND TO AMEND CERTAIN LANGUAGE

  Each Series' fundamental policy concerning the purchase of securities on margin currently states: ". . . [no Series may]. . . Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and initial and variation margin payments in connection with transactions in futures contracts and options contracts. For the purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed a purchase of securities on margin by any Series;"

  Subject to Shareholder approval, the Trustees intend to replace each Series' fundamental policy with the following non-fundamental policy: ". . . [no Series may]. . . Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and initial and variation margin payments in connection with transactions in futures contracts and options contracts."

  Adoption of the proposed modification of the Series' fundamental policy is not expected to affect the way in which the Series are managed. The purpose of this proposal is to simplify the language describing the fundamental policies of the Series as well as to ensure that the language of each Series' policy concerning the purchase of securities on margin affords the Series the maximum ability to adapt to possible future economic, market, or regulatory changes without the expense and delay of additional Shareholder vote. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the adoption of the proposed amendments and reclassification of this investment policy as non-fundamental is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                               PROPOSAL ELEVEN:

     TO RECLASSIFY AS NON-FUNDAMENTAL THE FUNDAMENTAL POLICY OF ALL SERIES CONCERNING THE PURCHASE OF SECURITIES OF AN ISSUER IF ONE OR MORE TRUSTEES OR OFFICERS OF THE TRUST OR OFFICERS OF ITS INVESTMENT MANAGER INDIVIDUALLY OWN BENEFICIALLY MORE THAN 1/2 OF 1% OF THE OUTSTANDING SECURITIES OF SUCH ISSUER

  This proposal would change to non-fundamental each Series' policy concerning the purchase of securities in which Zweig Trustees or officers hold an interest, which currently states: ". . . [no Series may] Purchase the securities of an issuer if, to the Manager's knowledge, one or more of the trustees or officers of the Trust or the officers of the Manager individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer and together such trustees and officers owning more than 1/2 of 1% own beneficially more than 5% of such securities."

  The reclassification of the Series' fundamental policy is not expected to affect the way in which the Series are managed. The purpose of the proposal is to replace the Series' fundamental policy with an identical non-fundamental policy in order to ensure that the language of the Series' policy concerning the purchase of securities in which certain Zweig trustees or officers have an interest affords the fund the ability to adapt to possible future economic, market or regulatory changes without the expense and delay of an additional Shareholder meeting. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of the Series and their Shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

  PROPOSALS TWELVE THROUGH FIFTEEN -- TO BE VOTED UPON BY SHAREHOLDERS OF ZWEIG STRATEGY FUND, ZWEIG APPRECIATION FUND AND GOVERNMENT SECURITIES
SERIES -- DEAL WITH THE RECLASSIFICATION OF CERTAIN FUNDAMENTAL POLICIES OF ZWEIG STRATEGY FUND, ZWEIG APPRECIATION FUND AND GOVERNMENT SECURITIES FUND AS NON-FUNDAMENTAL. IN EACH CASE, ALTHOUGH ZWEIG MANAGED ASSETS HAS A POLICY IDENTICAL TO EACH SUCH POLICY, IT IS NOT A FUNDAMENTAL POLICY OF ZWEIG MANAGED ASSETS. THUS, SHAREHOLDERS OF ZWEIG MANAGED ASSETS ARE NOT BEING ASKED TO VOTE ON SUCH PROPOSALS.

                               PROPOSAL TWELVE:

   TO RECLASSIFY AS NON-FUNDAMENTAL THE FUNDAMENTAL POLICY OF ZWEIG STRATEGY FUND, ZWEIG APPRECIATION FUND AND GOVERNMENT SECURITIES SERIES CONCERNING
           INVESTMENT IN AN ISSUER WITH A LIMITED OPERATING HISTORY

  This proposal would change from fundamental to non-fundamental the following policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series: ". . . [no Series may]. . . Invest in securities of an issuer which, together with any predecessor, has been in continuous operation for less than three years if, as a result, more than 5% of the total assets of the Series would then be invested in such securities;"

  The reclassification of this fundamental policy to non-fundamental is not expected to affect the way in which Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series are managed. The purpose of the proposal is to replace the Trust's fundamental policy with an identical non-fundamental policy in order to ensure that the language of each Series' policy concerning investments in issuers with limited operating histories affords the fund the maximum ability to adapt to possible future economic, market, or regulatory changes without the expense and delay of an additional Shareholder meeting. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval. To the extent this policy could be viewed as precluding investments in newly formed Pooled Funds as discussed in Proposal THREE, the non-fundamental nature of this policy would permit the Board to make appropriate modifications if it were to determine to pursue a Pooled Fund approach.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series and their shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                              PROPOSAL THIRTEEN:

   TO RECLASSIFY AS NON-FUNDAMENTAL THE FUNDAMENTAL POLICY OF ZWEIG STRATEGY FUND, ZWEIG APPRECIATION FUND AND GOVERNMENT SECURITIES SERIES CONCERNING
                           SHORT SALES OF SECURITIES

  This proposal would change from fundamental to non-fundamental the following policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series: ". . . [no Series may]. . . Sell securities short, except as described in the Prospectus and in accordance with the following: When a Series makes a short sale, the proceeds it receives will be retained by the broker until the Series replaces the borrowed security. The Series may, but will not necessarily, receive interest on such proceeds. In order to deliver the security to the buyer, the Series must arrange through a broker to borrow the security and, in so doing, the Series will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Series may have to pay a premium to borrow the security. The Series must pay to the broker any dividends or interest payable on the security until the Series replaces the security;

  A Series' obligation to replace the security borrowed in connection with a short sale will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, a Series will be required to deposit cash or U.S. Government securities as collateral in a segregated account with a custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Series will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Series' potential loss on a short sale, which may exceed the entire amount of the collateral deposits;

  If the price of the security sold short increases between the time of the short sale and the time the Series replaces the borrowed security, the Series will incur a loss, and if the price declines during this period, the Series will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amounts of transaction costs and any premium, dividend or interest which the Series may have to pay in connection with such short sale;"

  Adoption of the proposed modification to the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series is not expected to affect the way in which such funds are managed. The purpose of the proposal is to replace the Trust's fundamental policy with an identical non-fundamental policy in order to ensure that the language of the policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series concerning short sales affords these Series the maximum ability to adapt to possible future economic, market, or regulatory changes without the expense and delay of an additional shareholder vote. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series and their shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                              PROPOSAL FOURTEEN:

   TO RECLASSIFY AS NON-FUNDAMENTAL THE FUNDAMENTAL POLICY OF ZWEIG STRATEGY FUND, ZWEIG APPRECIATION FUND AND GOVERNMENT SECURITIES SERIES CONCERNING
                            INVESTMENTS IN WARRANTS

  This proposal would change from fundamental to non-fundamental the following policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series: ". . . [no Series may]. . . Invest more than 5% of its net assets in warrants valued at the lower of cost or market (other than those that have been acquired in units or attached to other securities). Included within that amount, no more than 2% of a Series' net assets may be invested in warrants not traded on the NYSE or American Stock Exchange. Government Securities Series and Zweig Cash Fund may not invest in warrants."

  Adoption of the proposed modification to the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series is not expected to affect the way in which such funds are managed. The purpose of the proposal is to replace the Trust's fundamental policy with an identical non-fundamental policy in order to ensure that the language of the Series' policy concerning investments in warrants affords the Series the maximum ability to adapt to possible future economic, market and regulatory conditions without the expense and delay of an additional Shareholder vote. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the reclassification of this investment policy as non-fundamental is in the best interests of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series and their shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

                               PROPOSAL FIFTEEN:

   TO RECLASSIFY AS NON-FUNDAMENTAL THE FUNDAMENTAL POLICY OF ZWEIG STRATEGY FUND, ZWEIG APPRECIATION FUND AND GOVERNMENT SECURITIES SERIES CONCERNING THE
         PURCHASE OF ILLIQUID SECURITIES AND TO AMEND CERTAIN LANGUAGE

  The fundamental investment objectives and policies of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series currently state:
". . . [no Series may]. . . Purchase a security which is not readily marketable, which is subject to legal or contractual restrictions or which is otherwise illiquid, including "non-marketable" securities and repurchase agreements having more than seven days remaining to maturity, if, as a result, more than 15% of the Series' net assets (5% for Zweig Managed Assets and 10% for Zweig Cash Fund) would consist of such Securities; or invest more than 15% of the assets in over-the-counter options in combination with other illiquid assets that are not purchased from government securities dealers;"

  Subject to Shareholder approval, the Trustees intend to replace the fundamental objectives and policies of Zweig Strategy Fund, Zweig Application Fund and Government Securities Series with the following policy: ". . . [no Series may]. . . Purchase securities which are not readily marketable, such as certain securities which are subject to legal or contractual restrictions on resale or securities which are otherwise illiquid including "non-marketable" securities and repurchase agreements having more than seven days remaining to maturity, if, as a result, more than 15% of the Series' net assets (10% for Zweig Cash Fund) would consist of such securities;"

  Adoption of the proposed modification to the fundamental policy of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series is not expected to affect the way in which such funds are managed. The purpose of the proposal is to simplify the language describing the fundamental policies of the Series as well as to ensure that the language of the Series' policies concerning the purchase of illiquid securities affords the Series the maximum ability to adapt to possible future economic, market and regulatory changes without the expense and delay of an additional Shareholder vote. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Trustees without Shareholder approval. To the extent this policy could be viewed as precluding investments in newly formed Pooled Funds as discussed in Proposal THREE, the non-fundamental nature of this policy would permit the Board to make appropriate modifications if it were to determine to pursue a Pooled Fund approach.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the adoption of the proposed amendments and reclassification of this investment policy as non-fundamental is in the best interests of Zweig Strategy Fund, Zweig Appreciation Fund and Government Securities Series and their shareholders and unanimously recommends a vote FOR the proposal. If the proposal is not approved by a Series, its fundamental policy will remain unchanged.

 PROPOSAL SIXTEEN -- TO BE VOTED UPON BY SHAREHOLDERS OF GOVERNMENT SECURITIES
                                    SERIES:

  TO AMEND THE FUNDAMENTAL POLICY OF GOVERNMENT SECURITIES SERIES CONCERNING
     CURRENT RETURN AND TO RECLASSIFY CERTAIN LANGUAGE AS NON-FUNDAMENTAL

  The fundamental investment objectives and policies of Government Securities Series currently state: "Government Securities Series seeks a high current return by investing primarily in U.S. Government and agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates, and repurchase agreements collateralized by such securities.

  It is the Series' policy that at least 65% of its total assets will be invested in U.S. Government securities (including GNMA certificates), except during times when the Manager believes that adoption of a temporary defensive position is desirable due to prevailing market or economic conditions. For temporary defensive purposes, the Series may hold cash or invest in money market instruments. . ."

  Subject to Shareholder approval, the Trustees intend to replace the fundamental policy of Government Securities Series with the following policy:
"Government Securities Series seeks a high total return from current income and capital appreciation consistent with preservation of capital over the long term by investing primarily in U.S. Government and agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates, and repurchase agreements collateralized by such securities.

  It is the Series' policy that at least 65% of its total assets will be invested in U.S. Government securities (including GNMA certificates), except during times when the Manager believes that adoption of a temporary defensive position is desirable. For temporary defensive purposes, the Series may hold cash or invest in money market instruments. . ."

  This first paragraph of this policy would be modified as proposed above and would remain fundamental. The second paragraph of this policy would be reclassified as non-fundamental. Adoption of the proposed modifications in the Government Securities Series' fundamental policies is not expected to affect the way in which the Government Securities Series is managed. The purpose of the proposed amendment is to clarify the investment objectives of the Government Securities Series, to provide additional investment flexibility and in other respects to replace the Government Securities Series' fundamental policy with a non-fundamental policy in order to allow the Government Securities Series to adapt more quickly to possible future economic, market or regulatory changes without the expense and delay of an additional Shareholder meeting. If the proposal is approved, the first paragraph of the new limitation will remain fundamental and thus not be subject to change without a future vote of the Shareholders of Government Securities Series. The second paragraph of the limitation will become non-fundamental and thus be subject to change or elimination by the Board of Trustees without Shareholder approval.

  CONCLUSION. The Board of Trustees, based upon ZGA's recommendation, believes that the adoption of the proposed amendments and reclassification will benefit Government Securities Series and its shareholders and unanimously recommends a vote FOR the proposed amendments and reclassification. If the proposal is not approved, the Government Securities Series' current fundamental policy will remain unchanged.

OTHER MATTERS

  The Trust does not know of any other matters to be presented at the Special Meeting of Shareholders. If any other business should come before the Meeting, the proxies will vote thereon in accordance with their best judgment.

  If you cannot attend the Meeting in person, please complete, sign and return the enclosed proxy in the envelope provided so that the Meeting may be held and action taken with the greatest possible number of shares participating.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

  Neither the Series nor the Trust holds regular annual meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a subsequent meeting of Shareholders should send such proposals to the Trust at 5 Hanover Square, 17th Floor, New York, New York 10004. It is suggested that proposals be submitted by certified mail, return receipt requested.

INVESTMENT MANAGER

  Zweig/Glaser Advisers, 5 Hanover Square, 17th Floor, New York, New York 10004, serves as the investment manager for the Trust.

PRINCIPAL DISTRIBUTOR

  Zweig Securities Corp., 5 Hanover Square, 17th Floor, New York, New York 10004, serves as the principal distributor of the Trust.

REVOCATION OF PROXIES

  You can revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Trust at any time prior to the Meeting or at the Meeting to the Secretary of the Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

VOTING INFORMATION

  Proxies are being solicited by the Board of Trustees for the Special Meeting of Shareholders to be held on April 19, 1996, at the Trust's offices at 5 Hanover Square, 17th Floor, New York, New York 10004, at 10:00 a.m. A proxy may be revoked at any time before the Meeting by oral or written notice to the Fund. Valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of all Proposals.

  In the event that a quorum is not present at the Meeting, the persons named as proxies intend to propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the adjourned Meeting in person or by proxy.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                      EXHIBIT A

                              ZWEIG SERIES TRUST

                              PLAN OF CONVERSION

           FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

  THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION (the "Agreement") is
made and entered into as of     , 1996, by and between Zweig Series Trust, a
Massachusetts business trust having an office at 5 Hanover Square, New York, New York 10004 (the "Massachusetts Trust"), and Zweig Series Trust, a Delaware business trust having an office at 5 Hanover Square, New York, New York 10004 (the "Delaware Trust").

  WHEREAS, the Board of Trustees of the Massachusetts Trust and the Board of Trustees of the Delaware Trust have determined that it is in the best interests of the Massachusetts Trust and the Delaware Trust, respectively, that the assets of the Massachusetts Trust be acquired by the Delaware Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware; and

  WHEREAS, the parties desire to enter into a plan of exchange pursuant to
Section 351 of the Internal Revenue Code of 1986, as amended:

  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

  1. Plan Of Exchange.

    (a) Subject to the requisite approval of the shareholders of the Massachusetts Trust and to the terms and conditions contained herein, on the Exchange Date (as defined herein), the Massachusetts Trust shall assign, transfer and convey the assets of each of its series (i.e., Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets, Government Securities Series, Zweig Cash Fund) (collectively, the "Current Series" and each individually, a "Current Series") (and relevant class thereof), including all securities and cash held by each Current Series, and the liabilities attributable to each such Current Series (and relevant class thereof), to the corresponding series of the Delaware Trust (i.e., in the case of Zweig Strategy Fund, Zweig Strategy Fund; in the case of Zweig Appreciation Fund, Zweig Appreciation Fund; in the case of Zweig Managed Assets, Zweig Managed Assets; in the case of Government Securities Series, Zweig Government Fund; in the case of Zweig Cash Fund, Zweig Cash Fund) (collectively, the "Successor Series" and each individually, a "Successor Series") (and relevant class thereof), and each such Successor Series (and relevant class thereof) shall acquire all of the assets of each corresponding Current Series (and relevant class thereof), and the liabilities attributable to each such Current Series (and relevant class thereof), in exchange for shares of beneficial interest of such Successor Series (the "Delaware Trust Shares") equal in number and class thereof to the corresponding number and class of the outstanding shares of each Current Series. In lieu of delivering certificates for the Delaware Trust Shares, the Delaware Trust shall credit the Delaware Trust Shares to the Massachusetts Trust's account on the share record books of the Delaware Trust and shall deliver a confirmation thereof to the Massachusetts Trust. The Massachusetts Trust shall then deliver written instructions to the Delaware Trust's transfer agent to establish accounts for the shareholders of the respective Current Series on the share record books relating to each corresponding Successor Series.

    (b) Delivery of the assets of each of the Current Series to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to The Bank of New York, the Delaware Trust's custodian (the "Custodian"). Such delivery shall be made for the account of the Delaware Trust and the Successor Series, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Delaware Trust and the Successor Series free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Delaware Trust and the Successor Series. All assets delivered to the Custodian as provided herein shall be allocated by the Delaware Trust to each Successor Series corresponding to the Current Series from which, or on the account of which, the assets were transferred. All of the liabilities of each Current Series shall, on and as of the Effective Date, be deemed liabilities of, and shall be deemed assumed by, the applicable corresponding Successor Series.

    (c) The Massachusetts Trust will pay or cause to be paid to the Delaware Trust any interest received on or after the Exchange Date with respect to assets transferred from any Current Series to the corresponding Successor Series hereunder and the Delaware Trust shall allocate any such interest to the appropriate Successor Series. The Massachusetts Trust will transfer to the Delaware Trust any distributions, rights or other assets received by the Massachusetts Trust after the Exchange Date as distributions on or with respect to the securities transferred from any Current Series to the corresponding Successor Series hereunder. The Delaware Trust shall allocate any such distributions, rights or other assets to the appropriate Successor Series. All such assets shall be deemed included in assets transferred to the Current Series on the Exchange Date and shall not be separately valued.

    (d) If the requisite number of shareholders of the Massachusetts Trust do not approve this Agreement, the Massachusetts Trust will continue to operate as a Massachusetts business trust.

    (e) The Exchange Date shall be May 1, 1996, or such earlier or later date as may be mutually agreed upon by the parties.

    (f) As soon as practicable after the Exchange Date, and following distribution by the Massachusetts Trust of the Delaware Trust Shares of each of the Successor Series received by it among the shareholders of each corresponding Current Series in proportion to the number of shares each such shareholder holds in each such Current Series, the Massachusetts Trust will dissolve and terminate.

  2. The Massachusetts Trust's Representations And Warranties. The Massachusetts Trust represents and warrants to and agrees with the Delaware Trust as follows:

    (a) The Massachusetts Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

    (b) The Massachusetts Trust and each Current Series is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    (c) On the Exchange Date, the Massachusetts Trust will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

  3. The Delaware Trust's Representations And Warranties. The Delaware Trust represents and warrants to and agrees with the Massachusetts Trust as follows:

    (a) The Delaware Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business and to carry out this Agreement.

    (b) At the Exchange Date, the Delaware Trust Shares to be issued to the Massachusetts Trust (the only Series Shares to be issued as of the Exchange
  Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Delaware Trust. No Delaware Trust or Successor Series shareholder will have any preemptive right of subscription or purchase in respect thereof.

  4. The Delaware Trust's Conditions Precedent. The obligations of the Delaware Trust hereunder shall be subject to the following conditions:

    (a) The Massachusetts Trust shall have furnished to the Delaware Trust a statement of the Massachusetts Trust's assets, including a list of securities owned by the Massachusetts Trust with their respective tax costs and values.

    (b) As of the Exchange Date, all representations and warranties of the Massachusetts Trust made in this Agreement shall be true and correct as if made at and as of such date, and the Massachusetts Trust shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

    (c) A vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the affirmative vote of at least a majority of the outstanding shares (within the meaning of the 1940
  Act) of the Massachusetts Trust entitled to vote and the shareholders of the Massachusetts Trust and each applicable Current Series shall have voted, by the vote specified in the proxy materials of the Massachusetts Trust and the Current Series relating to this Agreement, to direct the Massachusetts Trust to vote, and the Massachusetts Trust shall have voted by or on the Exchange Date, as sole shareholder of the Delaware Trust, (i) to vote on each of the Proposals set forth in the Proxy Statements and approved by the shareholders, so that the approval of the respective Proposals may be made effective with respect to the Delaware Trust as well as the Massachusetts Trust; (ii) to elect Clare B. Benenson, Richard E. Deems, S. Leland Dill, Eugene J. Glaser, and Donald B. Romans as trustees of the Delaware Trust, (iii) to render approval on such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Delaware Trust that had previously been approved by shareholders of the Massachusetts Trust and are then in effect with respect to the Massachusetts Trust, and (iv) to approve all other contracts and agreements currently in effect with the Current Trust, including, but not limited to, accounting, custody, transfer agency, service, procedural and safekeeping and repurchase agreements.

  5. The Massachusetts Trust's Conditions Precedent. The obligations of the Massachusetts Trust hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Delaware Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Delaware Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

  6. The Delaware Trust's And The Massachusetts Trust's Conditions
Precedent. The obligations of both the Delaware Trust and the Massachusetts Trust hereunder shall be subject to this Agreement and the transactions contemplated hereby having been approved by the affirmative vote of at least a majority of the outstanding shares (within the meaning of the 1940 Act) of the Massachusetts Trust entitled to vote as of the close of business on February 9, 1996, or such earlier or later date as may be mutually agreed upon by the parties.

  7. Amendment Or Termination Of Agreement. This Agreement and the transactions contemplated hereby may be amended or terminated and abandoned by resolution of the Board of Trustees of the Massachusetts Trust or the Board of Trustees of the Delaware Trust, at any time prior to the transfer of assets on the Exchange Date (and notwithstanding any vote of the shareholders of the Massachusetts Trust) if (i) there is a material breach by the other party of any representation, warranty or agreement contained in this Agreement, (ii) it reasonably appears that a party cannot meet a condition of this Agreement or
(iii) circumstances should develop that, in the opinion of either the Board of Trustees of the Massachusetts Trust or of the Delaware Trust, make proceeding with this Agreement in its current form inadvisable.

  In addition, prior to the transfer of assets on the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Trustees of the Massachusetts Trust and the Board of Trustees of the Delaware Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of the shareholders.

  If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Delaware Trust or the trustees, officers or shareholders of the Massachusetts Trust, in respect of this Agreement.

  8. Waiver. At any time prior to the Exchange Date, any of the foregoing conditions may be waived by the Board of Trustees of the Massachusetts Trust or the Board of Trustees of the Delaware Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Massachusetts Trust or the shareholders of the Delaware Trust, as the case may be.

  9. No Survival Of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

  10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Massachusetts Trust, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

  11. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

  12. Capacity Of Trustees. With respect to the Massachusetts Trust, the name "Zweig Series Trust" and the term "Trustees of the Massachusetts Trust", refer, respectively, to the Massachusetts Trust created and the Trustees of the Massachusetts Trust, as trustees but not individually or personally, acting from time to time under an Amended and Restated Agreement and Declaration of Trust dated April 11, 1986, as amended. The obligations of the Massachusetts Trust entered into in the name and on behalf thereof by any of the Trustees of the Massachusetts Trust, representatives or other agents, were not made individually, but in such capacities, and are not binding upon any of the Massachusetts Trustees, representatives or other agents, or the shareholders of the Massachusetts Trust, but bind only the property of the Massachusetts Trust, and all persons dealing with any Series or Class of shares of the Massachusetts Trust must look solely to the Trust property belonging to such Series or Class for the enforcement of any claims against the Massachusetts Trust.

  IN WITNESS WHEREOF, the Massachusetts Trust and the Delaware Trust have caused this Agreement and Plan of Conversion and Termination to be duly executed as of the day and year first above written.

Zweig Series Trust,                       Zweig Series Trust,
a Delaware Business Trust                 a Delaware Business Trust



By: _________________________________     By: _________________________________
    Title                                     Title

                                                                      EXHIBIT B

                              ZWEIG SERIES TRUST

                           DELAWARE TRUST INSTRUMENT

                      AGREEMENT AND DECLARATION OF TRUST

                                      OF

                              ZWEIG SERIES TRUST

  THIS AGREEMENT AND DECLARATION OF TRUST is made and entered into as of the date set forth below by the Trustee(s) named hereunder for the purpose of forming a Delaware business trust in accordance with the provisions hereinaf-ter set forth,

  NOW, THEREFORE, the Trustee(s) hereby direct that the Certificate of Trust be filed with Office of the Secretary of State of the State of Delaware and do hereby declare that the Trustee(s) will hold in trust all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the benefit of the holders of Shares in the Trust.

                                   ARTICLE I

                             NAME AND DEFINITIONS

  Section 1. Name. This Trust shall be known as "Zweig Series Trust" and the Trustee(s) shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

  Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

    (a) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time, which By-Laws are expressly herein incorporated by reference as part of the "governing instrument" within the meaning of the Delaware Act;

    (b) "Certificate of Trust" means the certificate of trust, as amended or restated from time to time, filed by the Trustee(s) in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act;

    (c) "Class" means a class of Shares of a Series of the Trust established in accordance with the provisions of Article III hereof;

    (d) "Commission" and "Principal Underwriter" shall have the meanings given them in the 1940 Act;

    (e) "Declaration of Trust" means this Agreement and Declaration of Trust, as amended or restated from time to time;

    (f) "Delaware Act" means the Delaware Business Trust Act, 12 Del. C.
  (S)(S) 3801 et seq., as amended from time to time;

    (g) "Manager" means a party furnishing services to the Trust pursuant to any contract described in Article IV, Section 7(a) hereof;

    (h) "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

    (i) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivi-sions thereof, whether domestic or foreign;

    (j) "Series" means each Series of Shares established and designated under or in accordance with the provisions of Article III;

    (k) "Shareholder" means a record owner of outstanding Shares;

    (l) "Shares" means the Shares of beneficial interest into which the bene-ficial interest in the Trust shall be divided from time to time and in-cludes fractions of Shares as well as whole Shares;

    (m) "Trust" means the Delaware business trust established under the Dela-ware Act by this Declaration of Trust and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

    (n) "Trust Property" means any and all property, real or personal, tangi-ble or intangible, that is from time to time owned or held by or for the account of the Trust; and

    (o) "Trustees" means the person or persons who have signed this Declara-tion of Trust and all other Persons who may from time to time be duly elected or appointed to serve as Trustees in accordance with the provisions hereof, in each case so long as such Person shall continue in office in ac-cordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons in her or his or their capacity as trustees hereunder.

                                  ARTICLE II

                               PURPOSE OF TRUST

  The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may from time to time determine pursuant to their au-thority under this Declaration of Trust.

                                  ARTICLE III

                                    SHARES

  Section 1. Division of Beneficial Interest. The beneficial interest in the Trust may be divided into one or more Series. Each Series may be divided into one or more Classes. Subject to the further provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any au-thorization or vote of the Shareholders of any Series or Class thereof, (i) to divide the beneficial interest in the Trust or in each Series or Class thereof into Shares, with or without par value as the Trustees shall determine, (ii) to issue Shares without limitation as to number (including fractional Shares), to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class thereof and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class thereof as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Shares of any Series or Class thereof into a greater or lesser number, or issue dividends in Shares with re-spect to Shares of any Series or Class, without thereby materially changing the proportionate beneficial interest of the Shares of such Series or Class in the assets held with respect to that Series or Class thereof, (v) to classify or reclassify any issued Shares of any Series or Class thereof into Shares of one or more Series or Classes thereof and (vi) to take such other action with respect to the Shares as the Trustees may deem desirable.

  Subject to the distinctions permitted among Classes or otherwise in Shares of the same Series as established by the Trustees consistent with the require-ments of the 1940 Act, each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series, and each holder of Shares of a Series shall be entitled to receive such holder's pro rata share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of the Shares of any Series or Class thereof, the applicable Shareholder shall be entitled to be paid solely out of, the funds and property of such Series or Class thereof of the Trust.

  All references to Shares in this Declaration of Trust shall be deemed to be Shares of any or all Series or Classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class thereof, except as the context otherwise requires.

  All Shares issued hereunder, including, without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Except as otherwise provided by the Trustees, Shareholders shall have no appraisal, preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

  Section 2. Ownership of Shares. The Ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series (or Class). No certificates certifying the ownership of Shares shall be issued ex-cept as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series (or Class) and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series (or Class) and as to the number of Shares of each Series (or Class) held from time to time by each Shareholder.

  Section 3. Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, to-gether with a Share certificate if one is outstanding, and such evidence of the genuineness of the execution and authorization thereof as may be required by the Trustees and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the By-Laws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent, Shareholder servicing agent or similar agent, any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

  Section 4. Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such considera-tion as the Trustees from time to time may authorize.

  Section 5. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a par-tition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided here-in, to call upon any Shareholder for the payment of any sum of money or as-sessment whatsoever other than such as the Shareholder may at any time person-ally agree to pay. Except as specifically provided herein, no Shareholder shall be personally liable for the debts, liabilities, obligations or expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. Every note, bond, contract or other understanding issued by or on behalf of the Trust or Trustees relating to the Trust or to a Series or Class may include a recitation limiting the obligation represented thereby to the Trust or to one or more Series or Class and its re-spective assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).

  Section 6. Establishment and Designation of Series (or Class). Without ob-taining any authorization or vote of the Shareholders of any Series or Class thereof (except as otherwise required by the 1940 Act), the establishment and designation of any Series (or Class) of Shares shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series (or Class), whether directly in such resolution or by reference to another document including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.

  Shares of each Series (or Class) established pursuant to this Article III, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

    (a) Assets Held with Respect to a Particular Series (or Class). All con-sideration received by the Trust for the issue or sale of Shares of a par-ticular Series or Class thereof, together with all assets in which such considera-tion is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series (or Class) for all purposes, subject only to the rights of creditors of such Series (or Class thereof to the extent provided below), and shall be so recorded upon the books of account of the Trust. Such con-sideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds de-rived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series (or Class thereof). In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Se-ries (and the Classes thereof) (collectively "General Assets"), the Trust-ees shall allocate such General Assets to, between or among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series (and the Classes there-of) shall be assets held with respect to that Series and such Classes. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. Separate and dis-tinct records shall be maintained for each Series (and the Classes thereof) and the assets held with respect to each Series (and the Classes thereof) shall be held and accounted for separately from the assets held with re-spect to all other Series (and the Classes thereof) and the General Assets of the Trust not allocated to such Series or Classes.

    (b) Liabilities Attributable to a Particular Series (or Class). The as-sets of the Trust held with respect to each particular Series (or Class thereof) shall be charged exclusively with the liabilities of the Trust at-tributable to that Series or Class and all expenses, costs, charges and re-serves attributable to that Series or Class. Any general liabilities of the Trust that are not readily identifiable as being attributable to any par-ticular Series (and the Classes thereof) shall be allocated and charged by the Trustees to and among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series (and the Classes thereof) are herein referred to as "liabilities attributable to" that Series (or Class thereof). Each allocation of liabilities, expenses, costs, charges and re-serves by the Trustees shall be conclusive and binding upon the Sharehold-ers of all Series and Classes for all purposes. All liabilities attribut-able to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series. No-tice of this limitation on the liability of each Series shall be set forth in the Certificate of Trust or in an amendment thereto prior to the issu-ance of any Shares of a Series. To the extent that the Trustees, pursuant to Section 2 of Article VII hereof, include a Class limitation on liability in any note, bond, contract, instrument, certificate or undertaking made with respect to any Class, the parties to such note, bond, contract, in-strument, certificate or undertaking shall look only to the assets of such Class in satisfaction of the liabilities arising thereunder and not to the assets of any other Class of the applicable Series.

    (c) Dividends, Distributions, Redemptions and Repurchases. Notwithstanding any other provision of this Declaration of Trust, including, without limitation, Article VI, no dividend or distribu-tion, including, without limitation, any distribution paid upon termination of the Trust or of any Series (or Class) thereof with respect to, nor any redemption or repurchase of, the Shares of any Series (or Class thereof) shall be effected by the Trust other than from the assets held with respect to such Series (or Class thereof), nor shall any Shareholder of any partic-ular Series (or Class thereof) otherwise have any right or claim against the assets held with respect to any other Series or Class except to the ex-tent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class. The Trust-ees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be con-clusive and binding upon the Shareholders.

    (d) Equality. All the Shares of each particular Series (or Class thereof) shall represent an equal proportionate interest in the assets held with re-spect to that Series (or Class thereof), and each Share of any particular Series shall be equal to each other Share of that Series (subject to the liabilities attributable to that Series and such rights and preferences as may have been established and designated with respect to Classes, or other-wise, of Shares within such Series).

    (e) Fractions. Any fractional Share of a Series (or Class thereof) shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

    (f) Combination of Series. The Trustees shall have the authority, without the approval of the Shareholders of any Series (or Class thereof), unless otherwise required by applicable law, to combine the assets and liabilities attributable to any two or more Series (or Classes) into assets and liabil-ities attributable to a single Series or Class.

    (g) Elimination of Series. At any time that there are no Shares outstand-ing of any particular Series (or Class) previously established and desig-nated, the Trustees may by resolution of a majority of the Trustees abolish that Series (or Class) and rescind the establishment and designation thereof and may thereafter establish a new Series (or Class) with such des-ignation and otherwise as herein provided.

  Section 7. Indemnification of Shareholders. If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand re-lating to such Person being or having been a Shareholder, and not because of such Person's acts or omissions, the Shareholder or former Shareholder (or such Person's heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other gen-eral successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with re-spect to the particular Series (or Class thereof) of Shares of which such Per-son is or was a Shareholder and from or in relation to which such liability arose. The Series (or Class thereof) may, at its option and shall, upon re-quest by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

                                  ARTICLE IV

                                   TRUSTEES

  Section 1. Number, Election and Tenure. The number of Trustees shall ini-tially be five, who shall be Claire B. Benenson, Richard E. Deems, S. Leland Dill, Eugene J. Glaser and Donald B. Romans. After the date of this Declara-tion of Trust, the number of Trustees shall be five or such other number as shall, from time to time, be determined by the Trustees pursuant to Section 3 of this Article IV. Each Trustee shall serve during the continued term of the Trust until she or he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of her or his successor. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, to the extent required by the 1940 Act, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. Any Trustee may resign at any time by written instrument signed by her or him and delivered to any officer of the Trust or to the Secretary of any meeting of the Trustees. Such resignation shall be effective upon receipt unless speci-fied to be effective at some other time. Except to the extent expressly pro-vided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period fol-lowing her or his resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Share-holders called by the Trustees for that purpose. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of the Trust.

  Section 2. Effect of Death, Resignation, etc. of a Trustee. The death, dec-lination to serve, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to re-voke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written in-strument certifying the existence of such vacancy may be executed by an offi-cer of the Trust or by a majority of the Trustees then in office. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportu-nity for at least one Trustee being able to appoint additional Trustees to re-place those no longer serving, the Trust's Manager(s) are empowered to appoint new Trustees subject to the applicable provisions of the 1940 Act.

  Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees; the Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or ap-propriate in connection with the management of the Trust, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsis-tent with this Declaration of Trust providing for the regulation and manage-ment of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; enlarge or reduce their number; remove any Trustee with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become ef-fective and fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee; elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees which may exercise the pow-ers and authority of the Board of Trustees to the extent that the Board of Trustees determine; deposit all or any part of such assets in a system or sys-tems for the central handling of securities or with a Federal Reserve Bank; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Shares pursuant to applicable law; declare and pay dividends and distributions to Shareholders from the assets available therefor; and in gen-eral exercise, or delegate to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodi-an, transfer or Shareholder servicing agent, or Principal Underwriter, such authority as they consider desirable. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise speci-fied herein or in the By-Laws or required by law, any action by the Trustees shall be deemed effective if approved or taken by a majority of the Trustees present at a meeting of Trustees at which a quorum of Trustees is present, within or without the State of Delaware.

  Without limiting the foregoing, the Trustees shall have the power and au-thority to cause the Trust (or to act on behalf of the Trust):

    (a) To operate as and carry out the business of an investment company, and exercise all the powers necessary or appropriate to the conduct of such operations;

    (b) To invest and reinvest cash, to hold cash uninvested, and to sub-scribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, purchase or write options on, lend, enter into contracts for the future acquisition or delivery of, or otherwise deal in or dispose of, securities, indices, cur-rencies, commodities or other property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certif-icates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities, commodities or contracts of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, the U.S. Govern-ment or any foreign government or any political subdivision of the U.S. Government or any foreign government, or any domestic or international in-strumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organiza-tion organized under any foreign law, or in "when issued" contracts for any such securities; to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or in-terest in respect of any and all such investments of every kind and de-scription, including, without limitation, the right to consent and other-wise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

    (c) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options (including options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series or Class thereof;

    (d) To vote or give assent, or exercise any rights of ownership, with re-spect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and dis-cretion with relation to securities or property as the Trustees shall deem proper;

    (e) To set record dates for the determination of Shareholders with re-spect to various matters, which, for purposes of determining the Sharehold-ers of any Series (or Class) who are entitled to receive payment of any dividend or of any other distribution shall be on or before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or Class) having the right to receive such dividend or distribution; without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more Series (or Classes) at any time prior to the payment of a distribution; nothing in this subsection shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes);

    (f) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

    (g) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or a nominee or nominees or otherwise;

    (h) To consent to or participate in any plan for the reorganization, con-solidation or merger of any corporation or issuer of any security or prop-erty which is held in the Trust; to consent to any contract, lease, mort-gage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security or property held in the Trust;

    (i) To join with other security or property holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or property with, or transfer any security or prop-erty to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or property (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

    (j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

    (k) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

    (l) To borrow funds or other property in the name of the Trust or any Se-ries thereof exclusively for Trust or the relevant Series purposes and in connection therewith issue notes or other evidences of indebtedness; and to mortgage and pledge the Trust Property or any part thereof to secure any or all of such indebtedness;

    (m) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

    (n) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its port-folio investments, and insurance policies insuring the Shareholders, Trust-ees, officers, employees, agents, investment advisers, principal underwrit-ers, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being in or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, principal underwrit-er, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

    (o) To adopt, establish and carry out pension, profit-sharing, Share bo-nus, Share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other bene-fits, for any or all of the Trustees, officers, employees and agents of the Trust;

    (p) To enter into contracts of any kind and description;

    (q) To interpret the investment policies, practices or limitations of any Series or Class;

    (r) To establish a registered office and have a registered agent in the State of Delaware;

    (s) To invest the assets of any Series in a single investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;

    (t) Subject to the 1940 Act, to engage in any other lawful act or activ-ity in which a business trust organized under the Delaware Act may engage; and

    (u) In general to carry on any other business in connection with or inci-dental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing inciden-tal or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

  The foregoing clauses shall be construed as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or re-strict in any manner the general power of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

  The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series or Classes thereof. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

  Section 4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all ex-penses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or manag-er, Principal Underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Article III, Section 6 hereof.

  Section 5. Payment of Expenses by Shareholders. The Trustees shall have the power to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, at such intervals as the Trustees may determine, in advance or arrears, for charges of the Trust's transfer agent, Shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Share-holder.

  Section 6. Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capac-ity other than as Trustee hereunder by the Trustees. Title to all of the as-sets of the Trust shall at all times be considered as vested in the Trust, ex-cept that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, on such terms as the Trustees may de-termine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, she or he shall automati-cally cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been exe-cuted and delivered.

  Section 7. Service Contracts.

  (a) Subject to such requirements and restrictions as may be set forth under federal and/or state law and in the By-Laws, including, without limitation, at the date hereof the requirements of Section 15 of the 1940 Act, or any succes-sor provision, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative serv-ices for the Trust or for any Series (or Class thereof) with any corporation, trust, association or other organization; and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for the Manager or administrator to delegate certain or all of its duties under such contracts to qualified investment advisers and administra-tors and to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments, or such other activities as may spe-cifically be delegated to such party.

  (b) The Trustees may also, at any time and from time to time, contract with any corporation, trust, association or other organization, appointing it ex-clusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or Classes) or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restric-tions as may be set forth under federal and/or state law and in the By-Laws, including, without limitation, at the date hereof the requirements of Section 15 of the 1940 Act, or any successor provision; and any such contract may con-tain such other terms as the Trustees may determine.

  (c) The Trustees are also empowered, at any time and from time to time, to contract with any corporations, trusts, associations or other organizations, appointing it or them the custodian, transfer agent and/or Shareholder servic-ing agent for the Trust or one or more of its Series (or Classes). Every such contract shall comply with such requirements and restrictions as may be set forth under federal and/or state law and in the By-Laws or stipulated by reso-lution of the Trustees. The Trustees are empowered, at any time and from time to time, to retain subagents (foreign or domestic) in connection with any service provider to the Trust or one or more of its Series (or Classes).

  (d) Subject to applicable law, the Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services, including without limitation accounting and pricing services, to the Trust or one or more of the Series (or Classes thereof), as the Trustees de-termine to be in the best interests of the Trust and the applicable Series (or Class).

  (e) The fact that:

    (i) any of the Shareholders, Trustees, or officers of the Trust is a Shareholder, director, officer, partner, trustee, employee, Manager, adviser, Principal Underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or affiliate of any organization, with which an advisory, management or administration con-tract, or principal underwriter's or distributor's contract, or transfer, Shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or af-filiate thereof, is a Shareholder or has an interest in the Trust, or that

    (ii) any corporation, trust, association or other organization with which an advisory, management or administration contract or principal underwrit-er's or distributor's contract, or transfer, Shareholder servicing or other type of service contract may have been or may hereafter be made also has an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, Shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Share-holder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Sharehold-ers, provided approval of each such contract is made pursuant to the require-ments of the 1940 Act.

  Section 8. Trustees and Officers as Shareholders. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein or in the By-Laws re-lating to the sale and redemption of such Shares.

                                   ARTICLE V

                   SHAREHOLDERS' VOTING POWERS AND MEETINGS

  Section 1. Voting Powers, Meetings, Notice and Record Dates. The Sharehold-ers shall have power to vote only (i) for the election or removal of Trustees to the extent and as provided in Article IV, Section 1, and (ii) with respect to such additional matters relating to the Trust as may be required by appli-cable law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each Shareholder shall be enti-tled to one vote for each dollar of net asset value (determined as of the ap-plicable record date) of each Share owned by such Shareholder (number of Shares owned times net asset value per Share) on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be en-titled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of the Share-holders, all Shares of the Trust then entitled to vote shall be voted in ag-gregate, except (i) when required by the 1940 Act, Shares shall be voted by individual Series or Class; and (ii) when the matter involves the termination of a Series or Class or any other action that the Trustees have determined will affect only the interests of one or more Series or Classes, then only Shareholders of such Series or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy may be given in writing. The By-Laws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else contained herein or in the By-Laws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or Classes thereof or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy at a meeting. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action re-quired by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders. Meetings of the Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-Laws.

  Section 2. Quorum and Required Vote. Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, (i) thirty-three and one-third percent (33 1/3%) of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting and (ii) when any one or more Series (or Classes) is to vote as a single class separate from any other Shares, thirty-three and one-third percent (33 1/3%) of the Shares of each such Series (or

Class) entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series (or Class). Except when a larger vote is required by any provi-sion of this Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, pro-vided that where any provision of law or of this Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Shares of that Series (or Class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series (or Class) is con-cerned.

  Section 3. Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

                                  ARTICLE VI

                NET ASSET VALUE, DISTRIBUTIONS AND REDEMPTIONS

  Section 1. Determination of Net Asset Value, Net Income, and
Distributions. Subject to applicable law and Article III, Section 6 hereof, the Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws or in a duly adopted resolution of the Trustees such bases and time or times for determining the net asset value of the Shares of any Series or Class, the net income attributable to the Shares of any Series or Class, or the declaration and payment of dividends and distributions on the Shares of any Series or Class, as they may deem necessary or desirable from time to time.

  Section 2. Redemptions and Repurchases.

  (a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer to-gether with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or on their behalf), in accordance with any applicable provisions of the By-Laws and applicable law. Unless extraordinary circumstances exist, pay-ment for said Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the request is made in proper form. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or Class or to deter-mine fairly the value of the net assets held with respect to such Series or Class or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. In the case of a suspension of the right of redemption as provided herein, a Shareholder may either withdraw the request for redemption or re-ceive payment based on the net asset value per Share next determined after the termination of such suspension.

  (b) The redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the inter-est of the remaining Shareholders of the Series or Class for which the Shares are being redeemed. The fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transfer-ring securities selected for delivery as all or part of any payment in kind.

  (c) If the Trustees shall, at any time and in good faith, determine that di-rect or indirect ownership of Shares of any Series or Class has or may become concentrated in any Person to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), then the Trustees shall have the power (but not the obligation) by such means as they deem equitable (i) to in-voluntarily redeem any number, or principal amount, of Shares of such Person sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification, and (ii) to ref-use to transfer or issue Shares to any Person whose acquisition of the Shares in question would result in such disqualification. Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

  (d) The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the In-ternal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing or regulatory authority.

  (e) Subject to the requirements of the 1940 Act, the Board of Trustees may cause the Trust to redeem, at the price and in the manner provided in this Ar-ticle VI, Shares of any Series or Class held by any Person (i) if such Person is no longer qualified to hold such Shares in accordance with such qualifica-tions as may be established by the Trustees, (ii) if the net asset value of such Shares is below the minimum investment amount which initially shall be
$     or such other amount as determined by the Trustees or (iii) if otherwise deemed by the Trustees to be in the best interest of the Trust or that partic-ular Series (or Class) as a whole.

  (f) Shares redeemed shall, upon redemption, be deemed to be retired and re-stored to the status of unissued shares.

                                  ARTICLE VII

                        COMPENSATION AND LIMITATION OF
                             LIABILITY OF TRUSTEES

  Section 1. Compensation. The Trustees as such shall be entitled to reason-able compensation from the Trust, and they may fix the amount of such compen-sation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other serv-ices and payment for the same by the Trust.

  Section 2. Indemnification and Limitation of Liability. A Trustee, when act-ing in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust's request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serv-ing or has served at the Trust's request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the full-est extent consistent with the 1940 Act and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

  All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appro-priate Series (or Class thereof if the Trustees have included a Class limita-tion on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees or agents, whether past, present or fu-ture, shall be personally liable therefor.

  Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees' discretion, any note, bond, con-tract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a statutory limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so de-termine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individu-ally but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate including, without limitation, a requirement, in any note, bond, contract, instrument, certificate or undertaking made with respect to one or more Classes of any Se-ries that the parties thereto look only to the assets of such Class or Classes in satisfaction of the liabilities arising thereunder. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

  Section 3. Trustee's Good Faith Action, Expert Advice, No Bond or
Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accor-dance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

  Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which she or he becomes involved by virtue of her or his capacity or former capacity with the Trust.

                                 ARTICLE VIII

                                 MISCELLANEOUS

  Section 1. Liability of Third Persons Dealing with Trustees. No Person deal-ing with the Trustees shall be bound to make any inquiry concerning the valid-ity of any transaction made or to be made by the Trustees or to see to the ap-plication of any payments made or property transferred to the Trust or upon its order.

  Section 2. Termination of Trust or Series.

  (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of a ma-jority of the Shares of each Series entitled to vote, voting separately by Se-ries, or by the Trustees by written notice to the Shareholders. Any Series of Shares or Class thereof may be terminated at any time by vote of a majority of the Shares of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.

  (b) Upon the requisite Shareholder vote or action by the Trustees to termi-nate the Trust or any one or more Series of Shares or any Class thereof, after paying or otherwise providing for all charges, taxes, expenses and liabili-ties, whether due or accrued or anticipated, of the Trust or of the particular Series or any Class thereof as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or Shares (if any Series remain) or other securi-ties, or any combination thereof, and distribute the proceeds to the Share-holders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the several Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Se-ries or Class shall terminate and the Trustees and the Trust shall be dis-charged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with re-spect to the Trust or such Series or Class shall be canceled and discharged.

  (c) Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

  Section 3. Reorganization.

  (a) Notwithstanding anything else herein, the Trustees may, without any Shareholder approval or vote unless such approval or vote is required by ap-plicable law, in order to change the form or jurisdiction of organization of the Trust or for any other purpose (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (in-cluding trusts, partnerships, associations, corporations or other business en-tities created by the Trustees to accomplish such merger or consolidation),
(ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (iii) cause the Trust to reorganize under the laws of any state or other political subdivision of the United States, if such action is determined by the Trustees to be in the best interests of the Trust. Any agreement of merger or consolidation or exchange or certificate of merger may be signed by a majority of the Trustees and fac-simile signatures conveyed by electronic or telecommunication means shall be valid.

  (b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 3 may effect any amendment to the governing instrument of the Trust or effect the adoption of a new trust in-strument of the Trust if the Trust is the surviving or resulting trust in the merger or consolidation.

  (c) The Trustees may, without any Shareholder approval or vote unless such approval or vote is required by applicable law, create one or more business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

  Section 4. Amendments. Except as specifically provided in this section, the Trustees may, without Shareholder vote, restate, amend or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote (i) on any amendment that would affect their right to vote granted in Article V, Sec-tion 1 hereof, (ii) on any amendment to this Section 4 of Article VIII, (iii) on any amendment that may be required to be approved by Shareholders by appli-cable law or by the Trust's registration statement filed with the Commission, and (iv) on any amendment submitted to them by the Trustees. Any amendment re-quired or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series (or Classes thereof) shall be authorized by a vote of the Shareholders of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII, Section 4 with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or oth-erwise supplement the Certificate of Trust as they deem necessary or desir-able.

  Section 5. Filing of Copies, References, Headings. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Any-one dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restate-ments and/or amendments. In this instrument and in any such restatements and/or amendments, references to this instrument, and all expressions such as "herein", "hereof" and "hereunder", shall be deemed to refer to this instru-ment as amended or affected by any such restatements and/or amendments. Head-ings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or ef-fect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any num-ber of counterparts each of which shall be deemed an original.

  Section 6. Applicable Law.

  (a) The Trust is created under, and this Declaration of Trust is to be gov-erned by, and construed and enforced in accordance with, the laws of the state of Delaware. The Trust shall be of the type commonly called a business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to business trusts or actions that may be engaged in by business trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privi-lege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

  (b) Notwithstanding the first sentence of Section 6(a) of this Article VIII, there shall not be applicable to the Trust, the Trustees or this Declaration of Trust (x) the provisions of section 3540 of Title 12 of the Delaware Code or (y) any provisions of the laws (statutory or common) of the state of Dela-ware (other than the Delaware Act) pertaining to trusts that relate to or reg-ulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative require-ments to post bonds for trustees, officers, agents or employees of a trust,
(iii) the necessity for obtaining a court or other governmental approval con-cerning the acquisition, holding or disposition of real or personal property,
(iv) fees or other sums applicable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or prin-cipal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabili-ties or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

  Section 7. Provisions in Conflict with Law or Regulations.

  (a) The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provi-sions is in conflict with the 1940 Act, the regulated investment company pro-visions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder, with the Delaware Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provi-sions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

  (b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

  Section 8. Business Trust Only. It is the intention of the Trustees to cre-ate a business trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a business trust pursuant to the Delaware Act. Nothing in this Declara-tion of Trust shall be construed to make the Shareholders, either by them-selves or with the Trustees, partners or members of a joint stock association.

  IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into
this Declaration of Trust as of         , 199 .

                                   TRUSTEES


-------------------------------------     -------------------------------------
_________________, as Trustee             _________________, as Trustee


-------------------------------------     -------------------------------------
_________________, as Trustee             _________________, as Trustee


-------------------------------------     -------------------------------------
_________________, as Trustee             _________________, as Trustee

                                   SCHEDULE 1

  The following is a comparison of the provisions of the existing Declaration of Trust and By-Laws of the Current Trust and the proposed Delaware Trust Instrument and By-Laws of the Delaware Trust:

                        SUMMARY OF THE TRUST INSTRUMENT

           CURRENT                                 PROPOSED
           -------                                 --------
The Massachusetts Trust was    The Delaware trust will be formed as a Delaware
established on September 24,   business trust pursuant to the Delaware Trust
1984 and operates pursuant to  Instrument and a certificate of trust. The
an Amended and Restated        purpose of the Trust will be to conduct, operate
Agreement and Declaration of   and carry on the business of a management
Trust dated April 11, 1986,    investment company registered under the 1940 Act
as further amended by several  through one or more Series investing primarily amendments through October 3,  in securities, and to carry on such other
1991. The Massachusetts        business as the Trustees may from time to time
Trust's fiscal year end is     determine pursuant to their authority under the
December 31. The Trustees      Delaware Trust Instrument. The investment
may, without Shareholder       objective, policies, and limitations of the
approval, change the fiscal    successor fund will be the same as those of the
year of the Trust. The         current fund, except for modifications approved
Massachusetts Trust's          by the Shareholders. The Delaware Trust's fiscal
operations are governed by     year end is also December 31, which is that of
the Massachusetts Trust        the Massachusetts Trust. The Trustees may change
Instrument, the Bylaws,        the fiscal year end of the Delaware Trust at
applicable Massachusetts law   their discretion in the future. Prior to the
and the provisions of the      Conversion, the Successor Trust will not have
1940 Act, the rules and        any assets or liabilities. During the
regulations of the SEC         Conversion, the Current Trust will be the sole
thereunder and applicable      shareholder of the Successor Trust immediately
state securities laws.         prior to the distribution of Delaware Trust
                               Shares to Current Trust Shareholders. As a
                               Delaware business trust, the Delaware Trust's
                               operations will be governed by the Delaware
                               Trust Instrument, the By-Laws and applicable
                               Delaware law, including the Delaware Business
                               Trust Act (the "Delaware Act"). The operations
                               of the Delaware Trust will continue to be
                               subject to the provisions of the 1940 Act, the
                               rules and regulations of the SEC thereunder, and
                               applicable state securities laws.

                                SERIES OR FUNDS

           CURRENT                                 PROPOSED
           -------                                 --------
The Massachusetts Trust        The Delaware Trust Instrument provides that the
Instrument permits the         beneficial interests in the Trust may be divided
Trustees to create one or      into one or more Series. Each Series may be
more series or funds of the    divided into one or more Classes. The Trustees
Trust and, with respect to     have full power and authority, in their sole
each series or fund, to issue  discretion, and without obtaining any
an unlimited number of full    authorization or vote of the Shareholders of any
or fractional shares of that   Series or Class thereof, to create one or more
series or fund or of one or    series or funds of the Trust, and with respect
more of that series' or        to each series or fund, to issue an unlimited
fund's classes. Each share of  number of full or fractional shares of that a Series of the Massachusetts  series or fund or of one or more of that series'
Trust represents an equal      or fund's classes. The Trustees have the
proportionate interest with    authority to: (i) divide the beneficial interest
each other share in that       in the Trust or in each Series or Class thereof
series, none having priority   into Shares, (ii) issue Shares without
or preference over another.    limitation as to number (including fractional
                               Shares), to such Persons and for such amount and
                               type of consideration, including cash or
                               securities, at such time or times and on such
                               terms as the Trustees may deem appropriate,
                               (iii) establish and designate and to change in
                               any manner any Series or Class thereof and to
                               fix such preferences, voting powers, rights,
                               duties and privileges and business purpose of
                               each Series or Class thereof as the Trustees may
                               from time to time determine, which preferences,
                               voting powers, rights, duties and privileges may
                               be senior or subordinate to (or in the case of
                               business purpose, different from) any existing
                               Series or Class thereof and may be limited to
                               specified property or obligations of the Trust
                               or profits and losses associated with specified
                               property or obligations of the Trust, (iv)
                               divide or combine the Shares of any Series or
                               Class thereof into a greater or lesser number,
                               or issue dividends in Shares with respect to
                               Shares of any Series or Class, without thereby
                               materially changing the proportionate beneficial
                               interest of the Shares of such Series or Class
                               in the assets held with respect to that Series
                               or Class thereof, (v) classify or reclassify any
                               issued Shares of any Series or Class thereof
                               into Shares of one or more Series or Classes
                               thereof and (vi) take such other action with
                               respect to the Shares as the Trustees may deem
                               desirable.
           TREATMENT OF ASSETS AND LIABILITIES OF A SERIES

           CURRENT                                 PROPOSED
           -------                                 --------
Assets of a series of a fund   The Delaware Act expressly provides that the
could potentially be required  trust may be organized into separate classes or
to be used to satisfy the      series of beneficial interests which may hold
debts of another series.       different assets and be governed by different
                               terms. Further, if certain requirements are met,
                               the liabilities of one series of a trust are, as
                               a matter of statute, only enforceable against
                               the assets held in that series, and not against
                               the other assets held by the Trust. Delaware law
                               thus affords greater protection against
                               subjecting the assets of one series to be used
                               to satisfy the debts of another series.

                             SHAREHOLDER LIABILITY

           CURRENT                                 PROPOSED
           -------                                 --------
Shareholders of a              Generally, Delaware Trust shareholders are not
Massachusetts business trust   personally liable for obligations of the
may, under certain             Delaware Trust under Delaware law. The Delaware
circumstances, be held         Act provides that a shareholder of a Delaware
personally liable under        business trust shall be entitled to the same
Massachusetts law for the      limitation of liability extended to shareholders
obligations of the             of private corporations for profit organized
Massachusetts Trust. The       under the Delaware General Corporation Law.
Trust believes the risk of     However, no similar statutory or other authority
Massachusetts Trust            limiting business trust shareholder liability
shareholder liability is       applies in many other states, including New
remote for shareholders of     York, the location of ZGA, the Trust's adviser.
Massachusetts business         As a result, to the extent that the Delaware
trusts. The Massachusetts      Trust or a shareholder is subject to the
Trust Instrument, like the     jurisdiction of courts in those states, the
Delaware Trust Instrument,     courts may not apply Delaware law, and may
contains an express            thereby subject the Delaware Trust shareholders
disclaimer of shareholder      to liability. To guard against this risk, the
liability and requires that    Delaware Trust Instrument (i) contains an
notice of such disclaimer be   express disclaimer of shareholder liability for
given in each agreement        acts or obligations of the Delaware Trust and
entered into or executed by    requires that notice of such disclaimer be given
the Massachusetts Trust or     in each agreement, obligation, and instrument
the Trustees. The              entered into as executed by the Delaware Trust
Massachusetts Trust            or its Trustees and (ii) provides for
Instrument also provides for   indemnification out of series or fund property
indemnification out of Trust   of any shareholder held personally liable for
property.                      the obligations of the Delaware Trust. Thus, the
                               risk of a Delaware Trust shareholder incurring
                               financial loss beyond his or her investment
                               because of shareholder liability is limited to
                               circumstances in which (1) a court refused to
                               apply Delaware law, (2) no contractual
                               limitation of liability was in effect, and (3)
                               the series or fund itself would be unable to
                               meet its obligations. In light of Delaware law,
                               the nature of the Delaware trust's business, and
                               the nature of its assets, the Trust believes
                               that the risk of personal liability to a
                               Delaware Trust shareholder is extremely remote.

                          TRUSTEES AND OFFICERS

           CURRENT                                 PROPOSED
           -------                                 --------
The business and affairs of    Subject to the provisions of the Delaware Trust
the Trust are managed under    Instrument, the business of the Delaware Trust
the direction of the           shall be supervised by its Trustees, who serve
Trustees, who serve            indefinite terms and who have all powers
indefinite terms and who have  necessary or convenient to carry out that
all powers necessary and       responsibility, including the power to engage in
desirable to carry out that    securities transactions of all kinds on behalf
responsibility. The Trustees,  of the Trust. The responsibilities, powers, and
in all instances, act as       fiduciary duties of the Trustees of the Delaware
principals, and are free from  Trust will be substantially the same as those of
the control of the             the Trustees of the Massachusetts Trust. It is
Shareholders. The Trustees     expected that the Trustees of the Delaware Trust
have full power and authority  will be those persons who currently serve as to do any and all acts and to  Trustees of the Massachusetts Trust.
make and execute any and all
contracts and instruments
that they may consider
necessary or appropriate in
connection with the
management of the Trust. The
Trustees are not in any way
bound or limited by present
or future laws or customs in
regard to trust investments,
but have full authority and
power to make any and all
investments which they, in
their uncontrolled
discretion, deem proper to
accomplish the purpose of
this Trust.

                             LIABILITY OF TRUSTEES

           CURRENT                                 PROPOSED
           -------                                 --------
The Declaration of Trust       Under the Delaware Act and the provisions of the
provides that the Trustees     Delaware Trust Instrument, a Trustee, when
and officers of the Trust      acting in such capacity, shall not be personally
(together, "Covered Persons")  liable to any Person, other than the Delaware
shall not be responsible for   Trust or a Delaware Trust Shareholder, for any
or liable in any event for     act, omission or obligation of the Trust, of
neglect or wrongdoing of any   such Trustee or of any other Trustee. The
Trustee or any other officer,  Trustees shall not be responsible or liable in agent, employee or Investment  any event for any neglect or wrongdoing of any
Adviser, Principal             officer, agent, employee, Manager or Principal
Underwriter, transfer agent    Underwriter of the Trust. The Trust may
or custodian of the Trust,     indemnify an agent and shall indemnify each
provided that they have        Person who is, or has been, a Trustee, officer
exercised reasonable care and  or employee of the Trust and any Person who is
have acted under the           serving or has served at the Trust's request as
reasonable belief that their   a director, officer, trustee or employee of
actions are in the best        another organization in which the Trust has any
interest of the Trust; but     interest as a Shareholder, creditor or otherwise
nothing in the Massachusetts   to the fullest extent consistent with the 1940
Trust Instrument shall         Act and in the manner provided in the By-Laws;
protect any Trustee against    provided that such indemnification shall not be
any liability to which he or   available to any of the foregoing Persons in
she would otherwise be         connection with a claim, suit or other
subject by reason of willful   proceeding by any such Person against the Trust
misfeasance, bad faith, gross  or a Series (or Class) thereof. A Trustee shall
negligence or reckless         be liable to the Trust and to any Shareholder
disregard of the duties        solely for his or her own willful misfeasance,
involved in the conduct of     bad faith, gross negligence or reckless
his or her office. No          disregard of the duties involved in the conduct
indemnification will be        of the office of Trustee, and shall not be
provided to any Covered        liable for errors of judgment or mistakes of
Person in the event of a       fact or law. The Trustees may take advice of
settlement, unless there has   counsel or other experts with respect to the
been a determination that      meaning and operation of the Delaware Trust
such Trustee or officer did    Instrument, and shall be under no liability for
not engage in willful          any act or omission in accordance with such
misfeasance, bad faith, gross  advice nor for failing to follow such advice.
negligence or reckless
disregard of the duties
involved in the conduct of
his office, (A) by the court
or other body approving the
settlement; (B) by at least a
majority of those Trustees
who are neither Interested
Persons of the Trust nor are
parties to the matter based
upon a review of readily
available facts (as opposed
to a full trial-type
inquiry); or (C) by written
opinion of independent legal
counsel based upon a review
of readily available facts
(as opposed to a full trial-
type inquiry). Any
Shareholder may, by
appropriate legal
proceedings, challenge any
such determination by the
Trustees or by independent
counsel.

                            QUORUM AND REQUIRED VOTE

           CURRENT                                 PROPOSED
           -------                                 --------
A majority of Shares entitled  Except when a larger quorum is required by to vote in person or by proxy  applicable law, by the By-Laws or Delaware Trust
shall be a quorum for the      Instrument, (i) thirty-three and one-third
transaction of business at a   percent (33 1/3%) of the Shares entitled to vote
Shareholders' meeting, except  shall constitute a quorum at a Shareholders'
that where any provision of    meeting and (ii) when any one or more Series (or
law or of the Declaration of   Classes) is to vote as a single class separate
Trust permits or requires      from any other Shares, thirty-three and one-
that holders of any Shares     third percent (33 1/3%) of the Shares of each
shall vote as a Series, then   such Series (or Class) entitled to vote shall
a majority of the number of    constitute a quorum at a Shareholders' meeting
Shares of that Series          of that Series (or Class). Except when a larger
entitled to vote shall be      vote is required by any provision of the
necessary to constitute a      Delaware Trust Instrument, the By-Laws or by
quorum for the transaction of  applicable law, when a quorum is present at any
business by that Series.       meeting, a majority of the Shares voted shall
Except when a larger vote is   decide any questions and a plurality of the
required by law, any           Shares voted shall elect a Trustee, provided
provision of the               that where any provision of law or of the
Massachusetts Trust            Delaware Trust Instrument requires that the
Instrument or the By-Laws, if  holders of any Series shall vote as a Series (or any, a majority of the Shares  that holders of a Class shall vote as a Class),
voted in person or by proxy    then a majority of the Shares of that Series (or
shall decide any questions     Class) voted on the matter (or a plurality with
and a plurality shall elect a  respect to the election of a Trustee) shall
Trustee, provided that where   decide that matter insofar as that Series (or
any provision of law or of     Class) is concerned. Shares may be voted in
the Declaration of Trust       person or by proxy. A proxy may be given in
permits or requires that the   writing. The By-Laws may provide that proxies
holders of any Shares shall    may also, or may instead, be given by any
vote as a Series, then a       electronic or telecommunications device or in
majority of the Shares of      any other manner. Notwithstanding anything else
that Series voted on the       in the Delaware Trust Instrument or in the By-
matter shall decide that       Laws, in the event a proposal by anyone other
matter insofar as that Series  than the officers or Trustees of the Trust is
is concerned.                  submitted to a vote of the Shareholders of one
                               or more Series or Classes thereof or of the
                               Trust, or in the event of any proxy contest or
                               proxy solicitation or proposal in opposition to
                               any proposal by the officers or Trustees of the
                               Trust, Shares may be voted only in person or by
                               written proxy at a meeting. Until Shares are
                               issued, the Trustees may exercise all rights of
                               Shareholders and may take any action required by
                               law, the Delaware Trust Instrument or the By-
                               Laws to be taken by the Shareholders.

                                 VOTING POWERS

           CURRENT                                 PROPOSED
           -------                                 --------
Shareholders shall have power  The Shareholders shall have power to vote only
to vote (i) for the election   (i) for the election or removal of Trustees to
of Trustees, (ii) with         the extent and as provided in the Delaware Trust
respect to any investment      Agreement, and (ii) with respect to such
advisory or management         additional matters relating to the Trust as may
contract, (iii) with respect   be required by applicable law, the Delaware
to the amendment of the        Trust Instrument, the By-Laws or any
Declaration of Trust, (iv) to  registration of the Trust with the SEC (or any
the same extent as the         successor agency) or any state, or as the
shareholders of a              Trustees may consider necessary or desirable.
Massachusetts business
corporation, as to whether or
not a court action,
proceeding or claim should be
brought or maintained
derivatively or as a class
action on behalf of the Trust
or the Shareholders,
provided, however, that a
Shareholder of a particular
Series shall not be entitled
to bring any derivative or
class action on behalf of any
other Series of the Trust and
(v) with respect to such
additional matters relating
to the Trust as may be
required or authorized by
law, this Declaration of
Trust or the Bylaws of the
Trust, if any, or any
registration of the Trust
with the SEC or any State, or
as the Trustees may consider
desirable. Any action taken
by Shareholders may be taken
without a meeting if a
majority of Shareholders
entitled to vote on the
matter (or such larger
proportion thereof as shall
be required by any express
provision of law or the
Declaration of Trust or the
Bylaws) consent to the action
in writing and such written
consents are filed with the
records of the meetings of
Shareholders. Such consent
shall be treated for all
purposes as a vote taken at a
meeting of Shareholders.

                           NOTICE

           CURRENT                                 PROPOSED
           -------                                 --------
Shareholders shall be          The By-Laws provide that all notices of meetings
entitled to at least 15 days'  of Shareholders shall be sent or otherwise given
notice of any meeting.         not less than ten (10) nor more than ninety (90)
                               days before the date of the meeting. The notice
                               shall specify (i) the place, date and hour of
                               the meeting, and (ii) the general nature of the
                               business to be transacted. The notice of any
                               meeting at which Trustees are to be elected also
                               shall include the name of any nominee or
                               nominees who at the time of the notice are
                               intended to be presented for election.

                            VOTING IN THE AGGREGATE

           CURRENT                                 PROPOSED
           -------                                 --------
On any matter submitted to a   The Delaware Trust Instrument provides that all
vote of the Shareholders, all  Shares of the Trust then entitled to vote shall
shares shall be voted by       be voted in aggregate, except (i) when required
individual Series, except (i)  by the 1940 Act, Shares shall be voted by
when required by the 1940      individual Series or Class; and (ii) when the
Act, Shares shall be voted in  matter involves the termination of a Series or
the aggregate and not by       Class or any other action that the Trustees have
individual Series; and (ii)    determined will affect only the interests of one
when the Trustees have         or more Series or Classes, then only
determined that the matter     Shareholders of such Series or Classes shall be
affects only the interests of  entitled to vote thereon. There shall be no one or more Series, then only  cumulative voting in the election of Trustees.
the Shareholders of such       The Delaware Trust Instrument provides voting
Series shall be entitled to    rights based on a Shareholder's total dollar
vote thereon. Each whole       interest in a fund or Series (dollar-based
Share shall be entitled to     voting). Each Shareholder shall be entitled to
one vote as to any matter on   one vote for each dollar of net asset value
which it is entitled to vote,  (determined as of the applicable record date) of
and each fractional Share      each Share owned by such Shareholder (number of
shall be entitled to a         Shares owned times net asset value per Share) on
proportionate fractional       any matter on which such Shareholder is entitled
vote.                          to vote and each fractional dollar amount shall
                               be entitled to a proportionate fractional vote.
                               As a result of dollar-based voting under the
                               Delaware Trust Instrument, voting power would be
                               allocated in proportion to the value of each
                               Shareholder's investment.

               REDEMPTION AT THE OPTION OF THE TRUST

           CURRENT                                 PROPOSED
           -------                                 --------
The Trust reserves the right,  Subject to the requirements of the 1940 Act, the
upon 60 days' prior written    Trustees may cause the Trust to redeem Shares of
notice to the Shareholder, to  any Series or Class held by any Person (i) if
liquidate involuntarily any    such Person is no longer qualified to hold such
Shareholder's account if the   Shares in accordance with such qualifications as
aggregate Net Asset Value of   may be established by the Trustees, (ii) if the
the Shares held in the         net asset value of such Shares is below the
account is less than $100.     minimum investment amount determined by the
                               Trustees or (iii) if otherwise deemed by the
                               Trustees to be in the best interest of the Trust
                               or that particular Series (or Class) as a whole.

                            TERMINATION OF THE TRUST

           CURRENT                                 PROPOSED
           -------                                 --------
Requires the vote of a         The Trust may be terminated at any time by vote
majority of the outstanding    of a majority of the Shares of each Series
shares (within the meaning of  entitled to vote, voting separately by Series,
the 1940 Act) of any Series    or by the Trustees by written notice to the
of the Trust to: (i) sell or   Shareholders. Any Series of Shares or Class
convey the assets of the       thereof may be terminated at any time by vote of
Trust or any affected Series   a majority of the Shares of such Series or Class
to another trust,              entitled to vote or by the Trustees by written
partnership, association or    notice to the Shareholders of such Series or
corporation organized under    Class. Upon the requisite Shareholder vote or
the laws of any state which    action by the Trustees to terminate the Trust or
is a diversified open-end      any one or more Series of Shares or any Class
management investment company  thereof, after paying or otherwise providing for
as defined in the 1940 Act,    all charges, taxes, expenses and liabilities,
for adequate consideration     whether due or accrued or anticipated, of the
which may include the          Trust or of the particular Series or any Class
assumption of all outstanding  thereof as may be determined by the Trustees,
obligations, taxes and other   the Trust shall in accordance with such
liabilities, accrued or        procedures as the Trustees consider appropriate
contingent, of the Trust or    reduce the remaining assets of the Trust or of
any affected Series, and       the affected Series or Class to distributable
which may include shares of    form in cash or Shares (if any Series remain) or
beneficial interest or stock   other securities, or any combination thereof,
of such trust, partnership,    and distribute the proceeds to the Shareholders
association or corporation or  of the Series or Classes involved, ratably
(ii) sell and convert at any   according to the number of Shares of such Series
time into money all of the     or Class held by the several Shareholders of
assets of the Trust or any     such Series or Class on the date of
affected Series. Upon making   distribution. Thereupon, the Trust or any
provision for the payment of   affected Series or Class shall terminate and the
all such liabilities in        Trustees and the Trust shall be discharged of
either (i) or (ii), by such    any and all further liabilities and duties
assumption or otherwise, the   relating thereto or arising therefrom, and the
Trustees shall distribute the  right, title and interest of all parties with
remaining proceeds or the      respect to the Trust or such Series or Class
remaining assets (as the case  shall be canceled and discharged. Upon
may be) ratably among the      termination of the Trust, following completion
holders of the Shares of the   of winding up of its business, the Trustees
Trust or any affected Series   shall cause a certificate of cancellation of the
then outstanding. Upon         Trust's Certificate of Trust to be filed in
completion of the              accordance with the Delaware Act, which
distribution of the remaining  certificate of cancellation may be signed by any
proceeds or the remaining      one Trustee.
assets as provided above, the
Trust or any affected Series
shall terminate and the
Trustees shall be discharged
of any and all further
liabilities and duties
hereunder and the right,
title and interest of all
parties shall be cancelled
and discharged.

                                  RECORD DATE

           CURRENT                                 PROPOSED
           -------                                 --------
The Trustees may fix in        For purposes of determining the Shareholders
advance a date, not exceeding  entitled to vote or act at any meeting or
90 days preceding the date of  adjournment thereof, the Trustees may fix in
any meeting of Shareholders,   advance a record date which shall not be more
or the date for payment of     than ninety (90) days nor less than ten (10)
any dividend, or the date for  days before the date of any such meeting.
the allotment of rights, or    Without fixing a record date for a meeting, the
the date when any change or    Trustees may for voting and notice purposes
conversion or exchange of      close the register or transfer books for one or
Shares shall go into effect,   more Series (or Classes) for all or any part of
as a record date for the       the period between the earliest date on which a
determination of the           record date for such meeting could be set in
Shareholders entitled to       accordance herewith and the date of such
notice of, and to vote at,     meeting. If the Trustees do not so fix a record
any such meeting, or entitled  date or close the register or transfer books of
to receive payment of any      the affected Series (or Classes), the record
such dividend, or to any such  date for determining Shareholders entitled to
allotment of rights, or to     notice of or to vote at a meeting of
exercise the rights in         Shareholders shall be at the close of business
respect of any such change,    on the business day next preceding the day on
conversion or exchange of      which notice is given or if notice is waived, at
Shares.                        the close of business on the business day next
                               preceding the day on which the meeting is held.
                               The record date for determining Shareholders
                               entitled to give consent to action in writing
                               without a meeting, (a) when no prior action of
                               the Trustees has been taken, shall be the day on
                               which the first written consent is given, or (b)
                               when prior action of the Trustees has been
                               taken, shall be (x) such date as determined for
                               that purpose by the Trustees, which record date
                               shall not precede the date upon which the
                               resolution fixing it is adopted by the Trustees
                               and shall not be more than 20 days after the
                               date of such resolution, or (y) if no record
                               date is fixed by the Trustees, the record date
                               shall be the close of business on the day on
                               which the Trustees adopt the resolution relating
                               to that action. Nothing in this Section shall be
                               construed as precluding the Trustees from
                               setting different record dates for different
                               Series (or Classes). For the purpose of
                               determining the Shareholders of any Series (or
                               Class) who are entitled to receive payment of
                               any dividend or of any other distribution, the
                               Trustees may from time to time fix a date, which
                               shall be on or before the date for the payment
                               of such dividend or such other payment, as the
                               record date for determining the Shareholders of
                               such Series (or Class) having the right to
                               receive such dividend or distribution. Without
                               fixing a record date, the Trustees may for
                               distribution purposes close the register or
                               transfer books for one or more Series (or
                               Classes) at any time prior to the payment of a
                               distribution.

                                  SCHEDULE 2

  The table below lists current fundamental policies of the Trust that the Proxy Statement proposes to modify:

PROPOSAL                  CURRENT FUNDAMENTAL POLICY             PROPOSED POLICY
--------                  --------------------------             ---------------
FOUR--                    . . . [no Series may] . . . Purchase   . . . [no Series may] . . .
This policy is to be      securities of any other investment     Purchase securities of any
changed from fundamental  company, except in connection with a   other investment company,
to non-fundamental.       merger, consolidation, reorganization  except (i) by purchase in
                          or acquisition of assets except that   the open market involving
                          foreign banks and their agencies or    only customary brokers'
                          subsidiaries are not considered        commissions, (ii) in
                          "investment companies" for purposes of connection with a merger,
                          this limitation;                       consolidation,
                                                                 reorganization or
                                                                 acquisition of assets or
                                                                 (iii) as otherwise permitted
                                                                 by applicable law;

FIVE--                    . . . [no Series may] . . . Issue      . . . [no Series may] . . .
This policy will remain   "senior securities," except insofar as Issue "senior securities,"
fundamental but with      the borrowing from banks may be        except as permitted under
changed wording.          considered senior securities;          the Investment Company Act
                                                                 of 1940;

SIX--                     . . . [no Series may] . . . Purchase   . . . [no Series may] . . .
This policy will remain   the securities of issuers conducting   Purchase the securities of
fundamental but with      their principal business activities in issuers conducting their
changed wording.          the same industry if immediately after principal business
                          such purchase the value of its         activities in the same
                          investment in such industry would be   industry if immediately
                          25% or more of the value of the total  after such purchase the
                          assets of the Series, provided that    value of its investments in
                          there is no such limitation with       such industry would exceed
                          respect to obligations of the U.S.     25% of the value of the
                          Government, its agencies and           total assets of the Series,
                          instrumentalities, and, since Zweig    (there is no such limitation
                          Cash Fund invests exclusively in       with respect to obligations
                          short-term securities issued or        of the U.S. Government, its
                          guaranteed as to the payment of        agencies and
                          principal and interest by the U.S.     instrumentalities or with
                          Government, its agencies or            respect to investments in
                          instrumentalities or repurchase        other investment companies);
                          agreements collateralized by such
                          obligations, there is no such
                          limitation applicable to Zweig Cash
                          Fund;

SEVEN--                   . . . [no Series may] . . . With       . . . [no Series may] . . .
This policy will remain   respect to 75% of a Series' assets,    With respect to 75% of a
fundamental but with      purchase the securities of any one     Series' assets, purchase the
changed wording.          issuer, if immediately after such      securities of any one
                          purchase (i) more than 5% of the value issuer, if immediately after
                          of the total assets of any Series      such purchase (i) more than
                          would be invested in such issuer or    5% of the value of the total
                          (ii) the Series would own more than    assets of any Series would
                          10% of the outstanding voting          be invested in such issuer
                          securities of such issuer, provided    or (ii) the Series would own
                          that such limitations do not apply to  more than 10% of the
                          securities issued by the U.S.          outstanding voting
                          Government, its agencies or            securities of such issuer,
                          instrumentalities (the Limitation set  (such limitations do not forth in clause (ii) does not apply to apply to securities issued
                          the Zweig Cash Fund);                  by the U.S. Government, its
                                                                 agencies or
                                                                 instrumentalities);

EIGHT--                   . . . [no Series may] . . . Make       Same as current policy.
This policy is to be      investments in securities for the
changed from fundamental  purpose of exercising control over or
to non-fundamental.       management of the issuer;

NINE--                    . . . [no Series may] . . .            . . . [no Series may] . . .
This policy is to be      Participate on a joint or a joint and  Participate on a joint or a
changed from fundamental  several basis in any trading account   joint and several basis in
to non-fundamental.       in securities. The "bunching" of       any trading account in
                          orders of two or more Series, or one   securities. (The "bunching"
                          or more Series and of other accounts   of orders of two or more
                          under the investment management of the Series, or one or more
                          Manager or its affiliates, for the     Series and of other accounts
                          sale or purchase of portfolio          under the investment
                          securities shall not be considered     management of the Manager or
                          participation in a joint securities    its affiliates, for the sale
                          trading account;                       or purchase of portfolio
                                                                 securities shall not be
                                                                 considered participation in
                                                                 a joint securities trading
                                                                 account);

PROPOSAL                  CURRENT FUNDAMENTAL POLICY             PROPOSED POLICY
--------                  --------------------------             ---------------
TEN--                     . . . [no Series may] . . . Purchase   . . . [no Series may] . . .
This policy is to be      securities on margin, except such      Purchase securities on
changed from fundamental  short-term credits as are necessary    margin, except for such
to non-fundamental.       for the clearance of transactions and  short-term credits as are
                          provided that a Series may make        necessary for the clearance
                          initial and variation margin payments  of transactions and initial
                          in connection with transactions in     and variation margin
                          futures contracts and options          payments in connection with
                          contracts. For the purposes of this    transactions in futures
                          restriction, the deposit of initial or contracts and options maintenance margin in connection with  contracts.
                          futures contracts will not be deemed a
                          purchase of securities on margin by
                          any Series;

ELEVEN--                  . . . [no Series may] . . . Purchase   Same as current policy.
This policy is to be      the securities of an issuer if, to the
changed from fundamental  Manager's knowledge, one or more of
to non-fundamental.       the trustees or officers of the Trust
                          or the officers of the Manager
                          individually own beneficially more
                          then 1/2 of 1% of the outstanding
                          securities of such issuer and together
                          such trustees and officers owning more
                          than 1/2 of 1% own beneficially more
                          than 5% of such securities;

TWELVE--                  . . . [no Series may] . . . Invest in  Same as current policy.
This policy is to be      securities of an issuer which,
changed from fundamental  together with any predecessor, has
to non-fundamental.       been in continuous operation for less
                          than three years if, as a result, more
                          than 5% of the total assets of the
                          Series would then be invested in such
                          securities;

THIRTEEN--                . . . [no Series may] . . . Sell       Same as current policy.
This policy is to be      securities short, except as described
changed from fundamental  in the Prospectus and in accordance
to non-fundamental.       with the following:
                          When a Series makes a short sale, the
                          proceeds it receives will be retained
                          by the broker until the Series
                          replaces the borrowed security. The
                          Series may, but will not necessarily,
                          receive interest on such proceeds. In
                          order to deliver the security to the
                          buyer, the Series must arrange through
                          a broker to borrow the security and,
                          in so doing, the Series will become
                          obligated to replace the security
                          borrowed at its market price at the
                          time of replacement, whatever that
                          price may be. The Series may have to
                          pay a premium to borrow the security.
                          The Series must pay to the broker any
                          dividends or interest payable on the
                          security until the Series replaces the
                          security;

                          A Series' obligation to replace the
                          security borrowed in connection with a
                          short sale will be secured by
                          collateral deposited with the broker,
                          consisting of cash or U.S. Government
                          securities or other securities
                          acceptable to the broker. In addition,
                          a Series will be required to deposit
                          cash or U.S. Government securities as
                          collateral in a segregated account
                          with a custodian in an amount such
                          that the value of both collateral
                          deposits is at all times equal to at
                          least 100% of the current market value
                          of the securities sold short. The
                          Series will receive the interest
                          accruing on any U.S. Government
                          securities held as collateral in the
                          segregated account with the custodian.
                          The deposits do not necessarily limit
                          the Series' potential loss on a short
                          sale, which may exceed the entire
                          amount of the collateral deposits;

PROPOSAL                  CURRENT FUNDAMENTAL POLICY             PROPOSED POLICY
--------                  --------------------------             ---------------
[THIRTEEN--CONT'D]        If the price of the security sold
                          short increases between the time of
                          the short sale and the time the Series
                          replaces the borrowed security, the
                          Series will incur a loss, and if the
                          price declines during this period, the
                          Series will realize a short-term
                          capital gain. Any realized short-term
                          capital gain will be decreased, and
                          any incurred loss increased, by the
                          amounts of transaction costs and any
                          premium, dividend or interest which
                          the Series may have to pay in
                          connection with such short sale:

FOURTEEN--                . . . [no Series may] . . . Invest     Same as current policy.
This policy is to be      more than 5% of its net assets in
changed from fundamental  warrants valued at the lower of cost
to non-fundamental.       or market (other than those that have
                          been acquired in units or attached to
                          other securities). Included within
                          that amount, no more than 2% of a
                          Series' net assets may be invested in
                          warrants not traded on the NYSE or
                          American Stock Exchange. Government
                          Securities Series and Zweig Cash Fund
                          may not invest in warrants.

FIFTEEN--                 . . . [no Series may] . . . Purchase a . . . [no Series may] . . .
This policy is to be      security which is not readily          Purchase securities which
changed from fundamental  marketable, which is subject to legal  are not readily marketable,
to non-fundamental.       or contractual restrictions or which   such as certain securities
                          is otherwise illiquid, including "non- which are subject to legal marketable" securities and repurchase  or contractual restrictions agreements having more than seven days on resale or securities
                          remaining to maturity, if, as a        which are otherwise illiquid
                          result, more than 15% of the Series'   including ""non-marketable''
                          net assets (5% for Zweig Managed       securities and repurchase
                          Assets and 10% for Zweig Cash Fund)    agreements having more than
                          would consist of such securities; or   seven days remaining to
                          invest more then 15% of the assets in  maturity, if, as a result,
                          over-the-counter options in            more than 15% of the Series'
                          combination with other illiquid assets net assets (10% for Zweig that are not purchased from government Cash Fund) would consist of
                          securities dealers;                    such securities;

SIXTEEN--                 Government Securities Series seeks a   Government Securities Series
The first paragraph of    high current return by investing       seeks a high total return
this policy will remain   primarily in U.S. Government and       from current income and
fundamental but with      agency securities, including           capital appreciation
changed wording. The      Government National Association        consistent with preservation
second paragraph of this  ("GNMA") mortgage-backed certificates, of capital over the long
policy is to be changed   and repurchase agreements              term by investing primarily
from fundamental to non-  collateralized by such securities.     in U.S. Government and
fundamental.                                                     agency securities, including
                                                                 Government National Mortgage
                                                                 Association ("GNMA")
                                                                 mortgage-backed
                                                                 certificates, and repurchase
                                                                 agreements collateralized by
                                                                 such securities.

                          It is the Series' policy that at least It is the Series' policy
                          65% of its total assets will be        that at least 65% of its
                          invested in U.S. Government securities total assets will be
                          (including GNMA certificates), except  invested in U.S. Government during times when the Manager believes securities (including GNMA that adoption of a temporary defensive certificates), except during
                          position is desirable due to           times when the Manager
                          prevailing market or economic          believes that adoption of a
                          conditions. For temporary defensive    temporary defensive position
                          purposes, the Series may hold cash or  is desirable. For temporary invest in money market instruments . . defensive purposes, the
                          .                                      Series may hold cash or
                                                                 invest in money market
                                                                 instruments . . .

                               ZWEIG SERIES TRUST
                          5 HANOVER SQUARE--17TH FLOOR
                            NEW YORK, NEW YORK 10004

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Introduction...............................................................   1
Proposals..................................................................   2
Other Matters..............................................................  21
Shareholder Proposals for Subsequent Meetings..............................  22
Investment Manager.........................................................  22
Principal Distributor......................................................  22
Revocation of Proxies......................................................  22
Voting Information.........................................................  22

Exhibit A--Plan of Conversion
Exhibit B--Delaware Trust Instrument

Schedule 1
Schedule 2